UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                SCHEDULE 14A
                   Information Required in Proxy Statement
                          SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                    1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|  | Preliminary Proxy Statement

|  | Confidential, for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2))

|X | Definitive Proxy Statement

|  | Definitive Additional Materials

|  | Soliciting Material Under Rule 14a-12.

                         ANONYMOUS DATA CORPORATION
              (Name of Registrant as Specified in Its Charter)





  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):
|X | No fee required.

| |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

                                     N/A
     _____________________________________________

     (2)  Aggregate number of securities to which transaction applies:

                                     N/A
     _____________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


          Amount represents the December 31, 2000 book value of assets and liabilities in the proposed transaction.)
     _____________________________________________

     (4)  Proposed maximum aggregate value of transaction:

     _____________________________________________

     (5)  Total fee paid:

     _____________________________________________

|X | Fee paid previously with preliminary materials.

|  | Check  box if any part of the fee is offset as provided by Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: $0.88

     _____________________________________________

     (2)  Form, Schedule or Registration Statement No.:

     _____________________________________________

     (3)  Filing Party: Anonymous Data Corporation

     _____________________________________________

     (4)  Date Filed: July 2, 2001

     _____________________________________________

                         ANONYMOUS DATA CORPORATION
                          2780 South Jones, Suite E
                           Las Vegas, Nevada 89146
                               (702) 933-3713
Dear Anonymous Stockholder:

      You are cordially invited to attend the Special meeting of stockholders of Anonymous Data Corporation ("Anonymous") to be held on Monday, July 23, 2001, at 9:00 a.m., local time, at The Conference Room, Suite 111 - 1850 E. Flamingo Road, Las Vegas, Nevada 89119. At the special meeting, you will be asked to consider and vote upon;

1. To consider and vote upon the Merger Agreement, dated as of June 27, 2001, by and between Anonymous and ShareCom, Inc., ("ShareCom") providing for the Merger (the "Merger") of ShareCom into Anonymous. Pursuant to the Merger,
     14,000,000 restricted shares of Anonymous will be exchanged for 100% of the issued and outstanding shares of ShareCom. Following the Merger, ShareCom will cease to exist;
2. To elect a new board of directors for Anonymous to serve through the next year, (current nominations are for Brad Nordling, Lynda Nordling, Jim Dobbs, Bill Alleman, William Somers, and Doug Marrison);
3.   To change the name of Anonymous to ShareCom, Inc.;
4. To cause a one share for 322 share reverse split of Anonymous common stock (for 322 shares of Anonymous you will retain one share).
5. To transact such other business as may properly come before the Special meeting or any adjournment or postponement.

      In the spring of 2001, the board of directors determined that the viability of the Company was dependent upon establishing orders of its then systems which had been operational in the courts in Las Vegas, Nevada. However, due to the inability of the court systems to be in a position to finance such acquisitions, the Company had to terminate the utilization of the systems by the courts. As a result of continuing loan obligations and increasing costs to remain operational, the board of directors determined it in the best interest of the stockholders to find a merger candidate that would provide some value to the stockholders. After careful consideration of numerous alternatives, including protection under the bankruptcy laws, the board of directors concluded that a Merger proposal by ShareCom wherein ShareCom would merge into Anonymous was the only proposal available to Anonymous which would provide the stockholders with anything of value.

      The board of directors has determined that the terms and conditions of the Merger are fair to, and in the best interests of the Anonymous stockholders. In reaching its decision, the board of directors considered, among other things, the fact that: (i) ShareCom is a company producing revenues, (ii) the stock price of Anonymous had dropped to $0.03 per share,
(iii) the inability of Anonymous to establish a market for its product, (iv) existing loan obligations of $303,427.85, and (v) the inability to raise equity capital. Therefore, the board of directors recommends that you vote in favor of the Merger and the transaction contemplated thereby.

      The proposed Merger is an important decision for Anonymous and its stockholders. The Merger cannot occur unless, among other things, the Merger agreement ("Merger Agreement") is approved by the holders of a majority of the outstanding shares of Anonymous common stock entitled to vote at the special meeting. The accompanying proxy statement explains the proposed Merger and provides specific information concerning the Special meeting. We encourage you to read this entire document carefully.

      Whether or not you plan to attend the Special meeting, please take the time to vote on the proposal submitted by completing and mailing the enclosed proxy card to us. Please sign, date and mail your proxy card indicating how you wish to vote. If you fail to return your proxy card, the effect will be a vote against the Merger.

                                   Sincerely,



                                   William Somers
                                   CHAIRMAN OF THE BOARD AND
                                   CHIEF EXECUTIVE OFFICER

     The Merger and other matters voted upon have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") or any state securities regulators nor has the SEC or any state securities regulator passed upon the fairness or merits of the Merger or upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

      This proxy statement is dated June 29, 2001, and is first being mailed to Anonymous stockholders on or about July 13, 2001 to stockholders of record of June 26, 2001.

                         ANONYMOUS DATA CORPORATION
                          2780 South Jones, Suite E
                           Las Vegas, Nevada 89146
                               (702) 933-3713

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON MONDAY, JULY 23, 2001

Dear Anonymous Stockholder:

      We will hold the Special Meeting of Stockholders of Anonymous Data Corporation on Monday, July 23, 2001, at 9:00 a.m., local time, at the Conference Room, Suite 111, 1850 E. Flamingo Rd., Las Vegas, Nevada 89119, for the following purposes:

1. To consider and vote upon the Merger Agreement, dated as of June 27, 2001, by and between Anonymous and ShareCom, providing for the Merger (the "Merger") of ShareCom into Anonymous. Pursuant to the Merger, 14,000,000 restricted shares of Anonymous will be exchanged for 100% of the issued and outstanding shares of ShareCom. Following the Merger, ShareCom will cease to exist;

2. To elect a new board of directors for Anonymous to serve through the next year, (current nominations are for Brad Nordling, Lynda Nordling, Jim Dobbs, Bill Alleman, William Somers, and Doug Marrison);

3.   To change the name of Anonymous to ShareCom, Inc.;

4. To cause a one share for 322 share reverse split of Anonymous common stock (for 322 shares of Anonymous you will retain one share);

5. To transact such other business as may properly come before the Special meeting or any adjournment or postponement.

      The board of directors has determined that the terms and conditions of the Merger are fair to, and in the best interests of, the Anonymous stockholders and unanimously recommends that you vote "FOR" the Merger.

      Only Anonymous stockholders of record at the close of business on June 26, 2001, are entitled to notice of and to vote at the Special meeting or any adjournment or postponement thereof. A complete list of the stockholders entitled to vote at the Special meeting or any adjournments or postponements of the Special meeting will be available at and during the Special meeting.

      YOUR VOTE IS IMPORTANT. TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED,
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ANYTIME BEFORE IT HAS BEEN VOTED AT THE SPECIAL MEETING. IF YOU RETURN A PROXY WITHOUT SPECIFYING A CHOICE ON THE PROXY, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS. IT MAY BE POSSIBLE FOR YOU TO VOTE IN PERSON AT THE SPECIAL MEETING EVEN IF YOU HAVE RETURNED A PROXY. PLEASE REVIEW THE PROXY STATEMENT FOR MORE INFORMATION.

                         By Order of the Board of Directors


                         Donna Clark
                         SECRETARY
Las Vegas, Nevada
June 29, 2001

                              TABLE OF CONTENTS
                                                                         PAGE
SUMMARY TERM SHEET                                                         1
     Date, Time and Place                                                  1
     Purpose of the Meeting                                                2
     Stockholders Entitled to Vote                                         2
     Vote Required                                                         2
     The Parties                                                           2
     Terms of the Merger                                                   3
     Registration Rights                                                   3
     Exchange pf Certificates                                              3
     Recommendation of Anonymous' Board of Directors                       3
     Dissenters' Rights                                                    3
     Tax Consequences                                                      4
     The Special Committee                                                 4
     Interest of Certain Persons in the Merger                             4
     Regulatory and Third Party Approvals                                  4
     Conditions to the Merger                                              4
     Termination                                                           4
     Effective Time                                                        4
     Operation of Anonymous after the Merger                               4

QUESTIONS AND ANSWERS ABOUT THE MERGER                                     5

WHO CAN HELP ANSWER YOUR QUESTIONS                                         6

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS                 6

THE SPECIAL MEETING                                                        7
     Time, Place And Date                                                  7
     Purpose Of The Meeting                                                7
     Record Date And Voting At The Special Meeting                         7
     Votes Required                                                        8
     Solicitation And Proxy Solicitor                                      8
     Revocation And Use Of Proxies                                         8
     Adjournments Or Postponements                                         8
     Insider Participation in Compensation Decisions                       9
     Board of Directors Report on Executive Compensation                   9

SPECIAL FACTORS OF MERGER                                                  9
     Background Of The Merger                                              9
     Reasons For The Merger                                                9
     Recommendation Of The Board Of Directors And The Special Committee   10
     Certain Effects Of The Merger                                        11
     Federal Income Tax Consequences                                      11

SELECTED PRO FORMA FINANCIAL DATA                                      12-13

THE MERGER                                                                14
     Effective Time                                                       14
     The Merger And Merger Consideration                                  14
     Regulatory Requirements                                              14
     Anticipated Accounting Treatment                                     14
     Rights Of Dissenting Stockholders                                    14
     Fees And Expenses                                                    16

THE MERGER AGREEMENT                                                      16
     Representations And Warranties                                       16
     Conduct Of Business Prior To The Merger                              16
     Additional Agreements Of Anonymous                                   17
     Director And Officer Indemnification                                 17
     Cooperation And Reasonable Efforts                                   17
     Conditions To The Merger                                             18
     Termination Of The Merger Agreement                                  18
     Termination Fee                                                      19
     Extension, Waiver And Amendment                                      19
     Interest of Certain Persons in the Merger                            19
     Indemnification and Insurance                                        19
     Election of Directors                                                19
     Key Proposed Officers                                                21
     Board of Directors Meeting                                           21
     Summary Compensation                                                 21

DIRECTORS AND EXECUTIVE OFFICERS OF ANONYMOUS                             22
     Executive Officers                                                   22
     Audit Committee                                                      22
     Principal Stockholders of Anonymous                                  22

OTHER MATTERS                                                             22

EXPENSES OF PROXY SOLICITATION                                            23

WHERE YOU CAN FIND MORE INFORMATION                                       23

APPENDICES
Appendix A - Merger Agreement                                            A-1
Appendix B - Financials Statements of ShareCom                           B-1

                             SUMMARY TERM SHEET


      Throughout this proxy statement the term "Merger" means the Merger between ShareCom, Inc., an Illinois corporation ("ShareCom"), and Anonymous Data Corporation, a Nevada corporation ("Anonymous"), with Anonymous being the surviving entity. The term "Merger Agreement" means the Agreement and Plan of Merger dated as of June 27, 2001, between ShareCom and Anonymous. A copy of the Merger Agreement is attached as Appendix A to this proxy statement.

      This summary highlights selected information included in this proxy statement. This summary may not contain all of the information that is important to you. For a more complete understanding of the Merger and the other information contained in this proxy statement, you should read this entire proxy statement carefully, as well as the additional documents to which it refers. For instructions on obtaining more information, see "Where You Can Find More Information."

     IN ADDITION TO CERTAIN OTHER MATTERS WHICH WILL BE VOTED ON, THE MERGER IS OF GREAT IMPORTANCE TO THE STOCKHOLDERS OF ANONYMOUS BECAUSE, IF THE MERGER AND EXCHANGE OF SHARES ARE CONSUMMATED, THE STOCKHOLDER'S EQUITY INVESTMENT IN ANONYMOUS WILL BE DILUTED FOR AN EQUITY INVESTMENT IN SHARECOM. ACCORDINGLY, STOCKHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION SUMMARIZED BELOW AND PRESENTED ELSEWHERE IN THIS PROXY STATEMENT.

Date, Time and Place of the
Special Meeting of Anonymous Stockholders  Monday,  July 23, 2001,  at  9:00
                                           a.m.,  Las  Vegas  time,  at  the
                                           Conference Room, Suite 111,  1850
                                           East  Flamingo  Rd.,  Las  Vegas,
                                           Nevada,  ("the Special Meeting").
                                           See "INTRODUCTION")

Purpose of the Meeting                       1.    To consider and vote upon
                                                the Merger Agreement, dated as
                                                of June 27, 2001, by and between
                                                Anonymous    and   ShareCom,
                                                providing for the Merger  of
                                                ShareCom   into   Anonymous.
                                                Pursuant   to  the   Merger,
                                                14,000,000 restricted shares of
                                                Anonymous will be exchanged for
                                                100%   of  the  issued   and
                                                outstanding shares of ShareCom.
                                                Following the Merger, ShareCom
                                                will cease to exist;
                                             2.    To  elect a new board  of
                                                directors for Anonymous to serve
                                                through the next year, (current
                                                nominations  are  for   Brad
                                                Nordling, Lynda Nordling, Jim
                                                Dobbs, Bill Alleman, William
                                                Somers, and Doug Marrison);
                                           3.   To change the name of
                                           Anonymous to ShareCom, Inc.;
                                             4.    To  cause a 1:322 reverse
                                                split of the Company's common
                                                stock. (one shares of Anonymous
                                                for 3232 shares of Anonymous)
                                           5.   To transact such other
                                           business as may properly come
                                           before the Special meeting or
                                           any adjournment or postponement.

Stockholders Entitled to Vote              Only  Anonymous  stockholders  of
                                           record  at  5:00 p.m., Las  Vegas
                                           time   on   June  26,  2001   are
                                           entitled  to  notice  of  and  to
                                           vote at the Special Meeting.

Vote Required                              Under  Nevada  law, the  approval
                                           and   adoption  of   the   Merger
                                           Agreement      requires       the
                                           affirmative  vote of the  holders
                                           of  a  majority of the  Anonymous
                                           Common   Stock  outstanding   and
                                           entitled   to   vote.   Anonymous
                                           anticipates   that  the   current
                                           Anonymous director, officer,  and
                                           principal  shareholder,   William
                                           Somers,   in   addition   to    a
                                           principal   shareholder,    James
                                           Beecham,  will vote their  shares
                                           of   Anonymous  Common  Stock  to
                                           approve  the Merger. As  of  June
                                           27,   2001,  the  directors   and
                                           officers  of Anonymous,  and  the
                                           principal            shareholders
                                           beneficially   owned   11,567,045
                                           shares of Anonymous Common  Stock
                                           representing   59.90%   of    the
                                           19,307,705 outstanding shares  of
                                           Anonymous   Common   Stock.   See
                                           "Introduction," and "The  Merger-
                                           Vote Required."

Parties to the Merger:
Anonymous:                                 Anonymous  Data  Corporation,   a
                                           Nevada corporation was formed  in
                                           November  1996, is a  development
                                           stage  company  engaged  in   the
                                           business   of   data   management
                                           using  a biometric identification
                                           system.       The       biometric
                                           identification    system;     (1)
                                           archives  individual  data,  such
                                           as       medical      educational
                                           information,   for   access    by
                                           registered users through  sorting
                                           using  scanning of a  portion  of
                                           the    users   anatomy    as    a
                                           preliminary  search method;  and,
                                           (2)  permits a second  method  of
                                           identification   of   individuals
                                           volunteering   for   payment   as
                                           plasma donors.
                                           The  principal executive  offices
                                           of  Anonymous are located at 2780
                                           South  Jones, Suite E, Las Vegas,
                                           Nevada 89146. (702) 933-3713

ShareCom, Inc.:                            ShareCom,   Inc.,   an   Illinois
                                           corporation  formed  in  January,
                                           1999  as  an  Internet e-commerce
                                           company     selling    electronic
                                           products    to   end    consumers
                                           through   its  2WayTalk.com   web
                                           site.  ShareCom is an early stage
                                           growth  company with revenues  of
                                           approximately $32,000  per  month
                                           in    2001.   ShareCom   is   now
                                           expanding  its product lines  and
                                           introducing   a  new   web   site
                                           called WeatherRadios.com

                                           The  principal executive  offices
                                           of  ShareCom, Inc. are located at
                                           1251  N.  Sherwood Ln., Palatine,
                                           Illinois 60067-1884.

Terms of the Merger                        As   a   result  of  the   Merger
                                           ShareCom  will receive 14,000,000
                                           shares  of  common  stock,  $.001
                                           par     value,    of    Anonymous
                                           ("Anonymous    Common     Stock")
                                           pursuant     to    the     Merger
                                           Agreement, after a 1:322  reverse
                                           split.     See    "The    Merger-
                                           Capitalization of  Anonymous  and
                                           Exchange of Shares."

Exchange of Certificates                   If  the  Merger  is  consummated,
                                           exchange      of     certificates
                                           formerly  representing shares  of
                                           ShareCom    Common   Stock    for
                                           certificates   representing   the
                                           appropriate number of  shares  of
                                           Anonymous  Common Stock  will  be
                                           made     upon    surrender     to
                                           Securities     Law     Institute,
                                           ("Exchange   Agent")   1850    E.
                                           Flamingo  Rd.,  Suite  111,   Las
                                           Vegas,  Nevada,  89119,  of   the
                                           certificates             formerly
                                           representing  100%  of   ShareCom
                                           Common Stock.

Recommendation  of  Anonymous  Board   of
Directors;   Reasons  for   the   Merger;
Fairness The board of directors of Anonymous has duly approved and executed the Merger Agreement and recommends a vote in favor of it in the belief that the
                                           Merger  is  in the best  interest
                                           of     Anonymous    stockholders.
                                           Before giving this approval,  the
                                           Anonymous   board   reviewed    a
                                           number of factors, including  the
                                           terms  of  the Merger  Agreement,
                                           the   shares  being   issued   to
                                           ShareCom,     and     information
                                           regarding      the      financial
                                           condition,     operations     and
                                           prospects  of  both ShareCom  and
                                           Anonymous.  The  Anonymous  board
                                           also found that the value of  the
                                           ShareCom  Common  Stock   to   be
                                           issued  pursuant  to  the  Merger
                                           Agreement    compared   favorably
                                           with   the   value  of  Anonymous
                                           Common  Stock, in  light  of  the
                                           technology being acquired as  the
                                           result  of  the  ShareCom  Merger
                                           and    the    current   financial
                                           condition   and  state   of   the
                                           technology   of  Anonymous.   See
                                           "Special Factors of the Merger  -
                                           Recommendation   of   Board    of
                                           Directors."

Dissenters' Rights                         Holders   of   Anonymous   Common
                                           Stock   who  perfect  dissenters'
                                           rights   pursuant   to   Sections
                                           78.471  through  78.502  of   the
                                           Nevada  General  Corporation  Law
                                           will  be entitled to receive cash
                                           for  their  shares in  accordance
                                           with  such  sections. TO  PERFECT
                                           DISSENTERS'   RIGHTS,    IT    IS
                                           IMPORTANT    TO    FOLLOW     THE
                                           PROCEDURES  SET  FORTH   IN   THE
                                           NEVADA  STATUTE. See "The  Merger
                                           -  Dissenters' Rights." Anonymous
                                           is  not required to proceed  with
                                           the  Merger  if  the  holders  of
                                           more   than   10%  of   Anonymous
                                           Common  Stock assert  dissenter's
                                           rights.   See   "The   Merger   -
                                           Conditions for Merger  and  Other
                                           Provisions."

Federal Income Tax Consequences            For  federal income tax purposes,
                                           it  is  intended that the  Merger
                                           constitute   a   "reorganization"
                                           under  Section  368(a)(2)(E)   of
                                           the  Internal  Revenue  Code   so
                                           that  no  gain  or loss  will  be
                                           recognized   by  Anonymous.   See
                                           "Special Factors of the Merger  -
                                           Federal        Income         Tax
                                           Consequences."

Interests  of  Certain  Persons  in   the  The   Merger  agreement  provides
Merger                                     that     indemnification      and
                                           insurance will be maintained  for
                                           Anonymous      officers       and
                                           directors,   and  indemnification
                                           provisions  in Anonymous  current
                                           articles  of  incorporation   and
                                           bylaws  will  be  continued,  for
                                           six  years after the Merger.  See
                                           "The   Merger  Agreement-Director
                                           and  Officer Indemnification" and
                                           "Interests of Certain Persons  in
                                           the  Merger- Indemnification" for
                                           further information.

Regulatory and Third Party Approvals       Other  than compliance  with  the
                                           Hart-Scott-Rodino       Antitrust
                                           Improvements  Act  of  1976,   no
                                           material   regulatory   approvals
                                           are required. Failure to obtain
                                           non-material         governmental
                                           consents    will   not    prevent
                                           completion  of  the  Merger.  See
                                           "The    Merger    -    Regulatory
                                           Requirements."

Conditions to the Merger;
     Termination                           Notwithstanding approval  of  the
                                           Merger   Agreement  by  Anonymous
                                           stockholders,   consummation   of
                                           the   Merger  is  subject  to   a
                                           number  of  conditions which,  if
                                           not  fulfilled or waived,  permit
                                           termination   of    the    Merger
                                           Agreement, including the  absence
                                           of   any   temporary  restraining
                                           order,  preliminary or  permanent
                                           injunction,   or   other    order
                                           preventing  consummation  of  the
                                           Merger    or    any   transaction
                                           contemplated   by   the    Merger
                                           Agreement.  The Merger  Agreement
                                           will  terminate by its  terms  if
                                           the  Merger  has not occurred  on
                                           or  prior to the earlier of  July
                                           31,  2001  or five business  days
                                           following      the      Anonymous
                                           stockholder   approval   of   the
                                           Merger Agreement. The Merger  may
                                           also   be  abandoned  by   mutual
                                           consent,  and  in  certain  other
                                           circumstances. See "The Merger  -
                                           Conditions to the Merger."

Effective Time                             If   the   Merger  Agreement   is
                                           adopted  and  approved   at   the
                                           Special  Meeting, and  all  other
                                           conditions  to  the  Merger  have
                                           been  met or waived, the  parties
                                           expect   the   Merger    to    be
                                           effective  on  Monday,  July  23,
                                           2001.    See   "The   Merger    -
                                           Conditions  to  the  Merger."  If
                                           all  conditions are  not  met  or
                                           waived,  there could be  a  delay
                                           in  the  Effective  Time  or  the
                                           Merger    Agreement   could    be
                                           terminated.

Operation of Anonymous after the Merger    It  is  contemplated that,  after
                                           the    Merger,   Anonymous   will
                                           operate   through   the   current
                                           facilities of ShareCom. See  "The
                                           Merger."

                   QUESTIONS AND ANSWERS ABOUT THE MERGER

WHY SHOULD ANONYMOUS MERGE WITH SHARECOM?

      ShareCom  currently  has  approximately  $45,000  in  monthly  revenues
(approximately $32,000 in the year 2000) as against no revenues for Anonymous. ShareCom's business is expanding with the advent of its new web site, WeatherRadios.com, which was recently awarded a National Partnership with the Federal Emergency Management Agency (FEMA) to increase the use of Weather Radios country wide. Currently Anonymous has over $303,000 in outstanding loans, no revenues, and no indication of the ability to generate revenues in the near future, coupled with the inability to pay its existing staff without investment capital.

WHAT WILL HAPPEN TO ANONYMOUS AFTER THE MERGER?

     If the Merger is approved by Anonymous, Anonymous will reverse split its stock on the basis of 1 share for each 322 shares owned, and will concurrently issue 14,000,000 shares in exchange for 100% of the shares of ShareCom. ShareCom's board of directors are being concurrently elected to act as the board of directors until the next shareholders meeting of Anonymous. Further, concurrently with the merger closing, Anonymous will change its name to ShareCom, Inc., and will move its offices to the offices of ShareCom.

ARE THERE RISKS TO BE CONSIDERED?

      The Merger is contingent upon, among other things, stockholder approval and governmental approvals. If any of these or other conditions are not satisfied, or for some other reason the transaction does not close, Anonymous' stock would be subject to market risks.

IF MY SHARES OF ANONYMOUS COMMON STOCK ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

     No. The law does not allow your broker to vote your shares of Anonymous common stock on the Merger at the Special meeting without your direction. You should follow the instructions from your broker on how to vote your shares. Shares that are not voted because you do not instruct your broker are called "broker non-votes," and will have the effect of a vote "AGAINST" the Merger.

IF I SEND IN MY PROXY CARD BUT DO NOT INDICATE MY VOTE, HOW WILL MY SHARES BE VOTED?

      If you sign and return your proxy card but do not indicate how to vote your shares at the Special meeting, the shares represented by your proxy will be voted "FOR" the Proposals.

WHAT IF I DON'T RETURN MY PROXY CARD?

      Since it takes a majority of the shares outstanding to approve the Proposals, not returning your proxy card is the same as voting against the Merger.

WHAT SHOULD I DO NOW TO VOTE AT THE SPECIAL MEETING?

      Sign, mark and mail your proxy card indicating your vote on the Merger in the enclosed return envelope as soon as possible, so that your shares of Anonymous common stock can be voted at the Special meeting.

MAY I CHANGE MY VOTE AFTER I MAIL MY PROXY CARD?

      Yes. You may change your vote at any time before your proxy is voted at the Special meeting. You can do this in three ways:
* You can send Anonymous a written statement that you revoke your proxy, which to be effective must be received prior to the vote at the Special meeting;

* You can send Anonymous a new proxy card prior to the vote at the Special meeting, which to be effective must be received by Anonymous prior to the vote at the Special meeting; or

* You can attend the Special meeting and vote in person. Your attendance alone will not revoke your proxy. You must attend the Special meeting and cast your vote at the Special meeting.

     Send any revocation of a proxy or new proxy card to the attention of the Corporate Secretary at Anonymous 2780 South Jones, Suite E, Las Vegas, Nevada 89146. (702) 933-3713. If your shares are held in street name, you must follow the directions provided by your broker to vote your shares or to change your instructions.

                     WHO CAN HELP ANSWER YOUR QUESTIONS

      If you have more questions about the Merger or would like additional copies of the proxy statement, you should contact:

                         Anonymous Data Corporation
                          2780 South Jones, Suite E
                           Las Vegas, Nevada 89146
                          Attention: William Somers
                             President/Treasurer
                      Telephone Number: (702) 933-3713

                       CAUTIONARY STATEMENT CONCERNING
                         FORWARD LOOKING STATEMENTS

      This proxy statement and the documents to which we refer you to in this proxy statement contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including:

     *    our financial performance and projections;

     *    our growth in revenue and earnings; and

     *    our business prospects and opportunities.

      You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expects," "anticipates," "contemplates," "estimates," "believes", "plans," "projected," "predicts," "potential" or "continue" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including

 *    our ability to retain the business of our significant customers;

 *    our ability to keep pace with new technology and changing market needs;
      and

 *    the competitive environment of our business.

      These and other factors may cause our actual results to differ materially from any forward-looking statement.

      Forward-looking statements are only predictions. The forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, might not occur.

                             THE SPECIAL MEETING

TIME, PLACE AND DATE

      We are furnishing this proxy statement to Anonymous stockholders in connection with the solicitation of proxies by the Anonymous board of directors for use at the Special meeting of stockholders of Anonymous to be held on Monday, July 23, 2001, at 9:00 a.m., local time, at the Conference Room, Suite 111, 1850 East Flamingo Rd., Las Vegas, Nevada, or any adjournment or postponement thereof, pursuant to the enclosed Notice of Special Meeting of Stockholders.

PURPOSE OF THE MEETING

      At the Special meeting, holders of Anonymous common stock of record as of the close of business on June 26, 2001 will be eligible to vote upon:

  1. To consider and vote upon the Merger Agreement, dated as of June 27, 2001, by and between Anonymous and ShareCom, providing for the Merger (the "Merger") of ShareCom into Anonymous. Pursuant to the Merger, 14,000,000 restricted shares of Anonymous will be exchanged for 100% of the issued and outstanding shares of ShareCom. Following the Merger, ShareCom will cease to exist;

  2. To elect a new board of directors for Anonymous to serve through the next year, (current nominations are for Brad Nordling, Lynda Nordling, Jim Dobbs, Bill Alleman, William Somers, and Doug Marrison);

  3.   To change the name of Anonymous to ShareCom, Inc.;

  4. To cause a one share for 322 share reverse split of the Company's common stock;

  5. To transact such other business as may properly come before the Special meeting or any adjournment or postponement.

RECORD DATE AND VOTING AT THE SPECIAL MEETING

     The board of directors has fixed the close of business on June 26, 2001, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Special meeting and any adjournments and postponements of the Special meeting. On that day, there were 19,307,705 shares of Anonymous common stock outstanding, which shares were held by approximately 400 stockholders of record. Holders of Anonymous common stock are entitled to one vote per share.

      A majority of the issued and outstanding shares of Anonymous common stock on the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Special meeting. If a quorum is not present, the Special meeting may be adjourned from time to time, until a quorum is present. Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the Special meeting for the transaction of business.

     Any stockholder of Anonymous has the right to vote against approval of the Merger and the Merger agreement. However, under Nevada law, because Anonymous is a publicly traded corporation, Anonymous stockholders have no statutory dissenters' rights of appraisal. See "Merger-Rights of Dissenting Stockholders."

VOTES REQUIRED

      Approval of any Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Anonymous common stock entitled to vote at the Special meeting. A failure to vote, abstention from voting, or a broker non-vote will have the same legal effect as a vote cast against approval of any Proposal.

      Brokers, and in many cases nominees, will not have discretionary power to vote on the proposals to be presented at the Special meeting. Accordingly, beneficial owners of shares must instruct their brokers or nominees how to vote their shares at the Special meeting.

SOLICITATION AND PROXY SOLICITOR

      Anonymous will bear all expenses of the solicitation of proxies in connection with this proxy statement, including the cost of preparing and mailing this proxy statement. Anonymous will reimburse brokers, fiduciaries, custodians and their nominees for reasonable out-of-pocket expenses incurred in sending this proxy statement and other proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of Anonymous common stock. Anonymous stockholder proxies may be solicited by directors, officers and employees of Anonymous in person or by telephone, facsimile or by other means of communication. However, they will not be paid for soliciting proxies.

REVOCATION AND USE OF PROXIES

     The enclosed proxy card is solicited on behalf of the Anonymous board of directors. A stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) delivering a written notice revoking the proxy to Anonymous before the vote at the Special meeting; (ii) executing a proxy with a later date and delivering it to Anonymous before the vote at the Special meeting; or (iii) attending the Special meeting and voting in person. Any written notice of revocation should be delivered to the attention of the Corporate Secretary at Anonymous, 2780 South Jones, Suite E, Las Vegas, Nevada 89146. Attendance at the Special meeting without casting a ballot will not, by itself, constitute revocation of a proxy.

      Subject to proper revocation, all shares of Anonymous common stock represented at the Special meeting by properly executed proxies received by Anonymous will be voted in accordance with the instructions contained in such proxies. Executed, but unmarked, proxies will be voted "FOR" approval of the Proposals.

ADJOURNMENTS OR POSTPONEMENTS

     Although it is not expected, the Special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement of the Special meeting may be made without notice, other than by an announcement made at the Special meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Special meeting, whether or not a quorum exists. Any signed proxies received by Anonymous will be voted in favor of an adjournment or postponement of the Special meeting in these circumstances, unless either a written note on the proxy delivered by the stockholder directs otherwise or the stockholder has voted against the Merger agreement. Thus, proxies voting against the Merger agreement will not be used to vote for adjournment of the Special meeting for the purpose of providing additional time to solicit votes to approve the Merger agreement. Any adjournment or postponement of the Special meeting for the purpose of soliciting additional proxies will allow Anonymous stockholders who have already sent in their proxies to revoke them at any time prior to their use.

INSIDER PARTICIPATION IN COMPENSATION DECISIONS

   The Company has no separate Compensation Committee; the entire Board of Directors makes decisions regarding executive compensation. William Somers is the President, Secretary/Treasurer and sole Director.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

   The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

                          SPECIAL FACTORS OF MERGER

BACKGROUND OF THE MERGER

     At a board meeting on June 15, 2001, the board of directors of Anonymous determined that, in order to avoid a full liquidation of the Company, it was in the best interest of the Company and its stockholders to pursue a merger candidate interested in pursuing new business.

      At the June 15, 2001 board meeting, the board of directors authorized the President of Anonymous to pursue the Merger of ShareCom.

REASONS FOR THE MERGER

      As discussed above under the caption "Background of the Merger," the Anonymous board of directors had determined in 2000 that the Company's current business strategy was not going to generate revenues in the near term, if at all. This was due to the fact that the entities utilizing the technology were not in the financial position to pay for either a lease of the equipment or a license for the patents. In evaluating this potential course of action, the board of directors determined that there was a significant risk that Anonymous would be unsuccessful in implementing this course of action and that, even if successful, there was no assurance that these efforts would result in a meaningful increase in the price of Anonymous common stock.

     In addition, one large holder of Anonymous common stock had expressed to Anonymous, from time to time in 2000 and continuing in 2001, his desire to sell his Anonymous shares due to his perception that Anonymous was not achieving its objectives of increasing stockholder value. Further, the same shareholder was continuously loaning the Company funds to cover its limited overhead. Since there is a relatively small number of outstanding Anonymous shares, the sale of large numbers of shares by one or more of these stockholders would likely result in a decrease in the market price of Anonymous' common stock. Any such depressant effect in the market price of Anonymous' common stock would likely have the effect of making it more difficult for Anonymous to acquire other companies using Anonymous' common stock as the form of consideration. As a result, any such sales of common stock by large stockholders may have impaired Anonymous' ability to pursue its strategic objectives of repositioning Anonymous for future growth, in part, through Mergers. Without other catalysts to increase the market price of Anonymous' common stock, the board of directors believed that it could take a considerable period of time for the stock price to recover from the effects of any such stock sales, if it were to recover at all.

      As a result, due to the board of directors' belief that the prospect of increasing stockholder value through the pursuit of a strategic plan to reposition Anonymous involved a significant degree of uncertainty as well as significant time to achieve, the board of directors determined in June 2001 to consider the possible merger with ShareCom as an alternative means of providing some, although minimal, stockholder value. After careful consideration, the board of directors concluded that a proposal for Anonymous to merge with ShareCom was in the best interests of the Anonymous' stockholders and, accordingly, approved the Merger. On June 28, 2001, the day prior to the announcement of the signing of the Merger agreement with ShareCom, the closing market price of Anonymous' common stock was $0.04 per share with limited volume.

     This discussion of the information and factors considered by Anonymous' board of directors is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Merger, Anonymous' board did not find it practicable to, and did not quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination. Further, individual members of the board of directors may have given differing weights to differing factors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      The board of directors, following the recommendation to it by the majority shareholder, has unanimously approved the Merger Agreement, the Merger and the transactions contemplated by the Merger agreement and recommends that the stockholders vote "FOR" approval and adoption of the Merger agreement and the Merger. The board of directors believes that the consideration to be received by Anonymous stockholders is fair and in the best interests of Anonymous stockholders.

     The recommendation of the board of directors is based upon the following factors:

(i) reviewed the Merger agreement and discussed with the principal shareholder of Anonymous the course of negotiations with purchaser;

(ii) reviewed certain internal financial and operating information, including financial forecasts and projections that were provided by Anonymous, taking into account (a) the growth prospects of Anonymous and the various market segments in which it competes, (b) the relation of projected trends to Anonymous' historical performance and track record of meeting its forecasts, and (c) changes in management, organization structure and management practices;

(iii) considered the current and historical market prices of the Anonymous common stock, as well as the limited trading volume and public float of the Anonymous common stock;

(iv) compared the valuation in the public market of companies similar to that of Anonymous in market, product types, and size; and,

(v) reviewed the alternative of filing for protection under the bankruptcy laws, and full liquidation of the Company.

CERTAIN EFFECTS OF THE MERGER

      Pursuant  to  the Merger Agreement, following approval  of  the  Merger
Agreement and subject to the fulfillment or waiver of certain conditions, which include the transfer of the Intellectual Property Rights in exchange for Anonymous debt reduction, ShareCom will be merged into Anonymous, and Anonymous will issue 14,000,000 restricted shares of its Common Stock. As a result of the Merger Anonymous will own the business of ShareCom, and Anonymous will change its name to ShareCom.

FEDERAL INCOME TAX CONSEQUENCES

      The following discussion is a general summary of the material United States federal income tax consequences of the Merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), regulations promulgated by the United States Treasury Department, judicial authorities, and current rulings and administrative practice of the Internal Revenue Service (the "Service"), as currently in effect, all of which are subject to change at anytime, possibly with retroactive effect. This discussion does not address all aspects of federal income taxation that might be relevant to particular holders of Anonymous common stock in light of their status or personal investment circumstances; nor does it discuss the consequences to such holders who are subject to Special treatment under the federal income tax laws such as foreign persons, dealers in securities, regulated investment companies, life insurance companies, other financial institutions, tax-exempt organizations, pass-through entities, taxpayers who hold Anonymous common stock as part of a "straddle," "hedge" or "conversion transaction" or who have a "functional currency" other than the United States dollar or to persons who have received their Anonymous common stock as compensation. Further, this discussion does not address the state, local or foreign tax consequences of the Merger.

     YOU SHOULD CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICABILITY TO YOUR PARTICULAR SITUATION OF THE TAX CONSIDERATIONS CONTAINED IN THIS SUMMARY AND THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS.

     Anonymous has not requested an opinion, nor does Anonymous intend to request an opinion to the effect that the Merger will be treated as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. However, Anonymous has attempted to structure the Merger as a reorganization for tax purposes. Since Anonymous stockholders will not be receiving shares in the Merger, management determined that it would not request such an opinion.

     If  the  Merger  qualifies as a reorganization  within  the  meaning  of
Section 368(a) of the Internal Revenue Code, then, subject to the assumptions, limitations and qualifications referred to herein, the Merger should result in the following federal income tax consequence:

     No gain or loss will be recognized by ShareCom in receipt of Anonymous shares as the result of ShareCom exchanging ShareCom shares for Anonymous shares.

     A successful Internal Revenue Service challenge to the reorganization status of the Merger would result in ShareCom stockholders recognizing taxable gain or loss with respect to each share of ShareCom stock surrendered equal to the difference between ShareCom's basis in such share and the fair market value, as of the effective time of the Merger, of the Anonymous common stock received in exchange therefor. In such event, ShareCom's aggregate basis in the Anonymous common stock so received would equal its fair market value as of the effective time of the Merger, and ShareCom's holding period for such stock would begin the day after the Merger. The gain or loss generally will be a capital gain or loss.

SELECTED PRO FORMA FINANCIAL DATA

    The summary financial information set forth below is derived from the audited financial statements of (i) Anonymous for the period ending December 31, 2000 and (ii) ShareCom for period ending December 31, 2000. This information should be read in conjunction with such financial statements, including the notes thereto.

PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                   Historica   Historic    Subtotal   Pro forma   Pro forma
                       l          al      before Pro  Adjustment  Consolidat
                   Anonymous   ShareCom     forma         s           ed
                      Data      , Inc.   Adjustments
                   Corporati
                       on
ASSETS
Current assets:
  Cash and cash
equivalents                $0      $288          $288         $0        $288
  Accounts
Receivable                  0    46,208        46,208          0      46,208
  Inventory                 0    12,244        12,244          0      12,244
  Prepaid expenses    161,777         0       161,777          0     161,777
     Total current
assets                161,777    58,740       220,517          0     220,517

Property and
equipment, net         60,986    41,125       102,111          0     102,111
Unamortized patent
costs                 118,307         0       118,307          0     118,307
Investment in
subsidiary                  0         0             0        (a)           0
                                                           4,383
                                                             (c)
                                                         (4,383)
Intangible assets           0    31,125        31,125          0      31,125
Goodwill                    0         0             0        (a)     647,536
                                                         681,617
                            0         0             0 (b)(34,081)          0
TOTAL ASSETS         $341,070  $130,990      $472,060   $647,536  $1,119,596

LIABILITIES AND
STOCKHOLDERS'
EQUITY
(DEFICIENCY)
Current
liabilities
  Accounts payable
and accrued
expenses              $23,024   $70,618       $93,642         $0     $93,642
  Due to officer            0    55,989        55,989          0      55,989
  Accrued interest     12,791         0        12,791          0      12,791
Total current
liabilities            35,815   126,607       162,422          0     162,422

Long-term debt,       376,906         0       376,906          0     376,906
officer/director
Total Liabilities     412,721   126,607       539,328          0     539,328

Stockholders'
equity
  Common stock         12,895    24,000        36,895  (a)14,000      26,895
                                                      (c)(24,000
                                                               )
  Additional paid
in capital          6,419,374         0     6,419,374 (a)672,000   7,091,374
  Accumulated
(deficit)           (6,503,92  (19,617)   (6,523,537) (b)(34,081  (6,538,001
                           0)                                  )           )
                                                       (c)19,617
Total
stockholders'
equity (deficit)     (71,651)     4,383      (67,268)    647,536     580,268

Total liabilities
and stockholders'
equity               $341,070  $130,990      $472,060   $647,536  $11,119,596

a) To record the issuance of 14,000,000 shares of the Company's common stock. These shares were valued at the last trading price at June 1, 2001 which totaled $686,000, or $.049 per share. These shares were issued for the purchases of ShareCom, Inc. as per the purchase agreement dated June 27, 2001.
b) To record the amortization of goodwill related to the acquisition of ShareCom, Inc.
c)   To record the elimination of the investment in ShareCom, Inc. THE MERGER


PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                         Subtotal
                Anonymous                 Before
                   Data     ShareCom,    Proforma    Pro Forma   Pro Forma
               Corporation     Inc.    Adjustments  Adjustment  Consolidated
                                                         s
REVENUE                 $-   $380,835      $380,835         $-      $380,835
COST OF GOODS
SOLD                     -    250,832       250,832          -       250,832
GROSS PROFIT             -    130,003       130,003          -       130,003

SELLING,
GENERAL AND
ADMINISTRATIV
E EXPENSES
Research and
development      4,568,136          -     4,568,136          -     4,568,136
 Domain Fees             -      2,429         2,429          -         2,429
 Outside
services                 -     27,187        27,187          -        27,187
 Insurance
expense                  -      1,873         1,873          -         1,873
 Bad debt
expense                  -      7,000         7,000          -         7,000
 Depreciation
and
amortization
expense             38,344     12,485        50,829  (b)34,081        84,910
 Professional
fees                     -      8,295         8,295          -         8,295
 Travel and
entertainment
expense                  -     14,605        14,605          -        14,605
 Rent expense            -     12,000        12,000          -        12,000
 Advertising
expense                  -      6,906         6,906          -         6,906
 Other
general and
administrativ
e expenses         280,551     27,588       308,139          -       308,139
Total
selling,
general and
administrativ
e expenses       4,887,031    120,368     5,007,399     34,081     5,041,480

INCOME (LOSS)
FROM
OPERATIONS     (4,887,031)      9,635   (4,877,396)   (34,081)   (4,911,477)
OTHER INCOME
(EXPENSE)
 Interest
expense           (37,991)    (1,569)      (39,560)          -      (39,560)
 Other income       36,000          -        36,000          -        36,000
 Total other
income
(expense)          (1,991)    (1,569)       (3,560)          -       (3,560)

INCOME (LOSS)
BEFORE
PROVISION FOR
INCOME TAXES   (4,889,022)      8,066   (4,880,956)   (34,081)   (4,915,037)

PROVISION FOR
INCOME TAXES             -          -             -          -             -

NET INCOME
(LOSS)        $(4,889,022)     $8,066  $(4,880,956)  $(34,081)  $(4,915,037)

a) To record the issuance of 14,000,000 shares of the Company's common stock. These shares were valued at the last trading price at June 1, 2001 which totaled $686,000, or $.049 per share. These shares were issued for the purchases of ShareCom, Inc. as per the purchase agreement dated June 27, 2001.
b) To record the amortization of goodwill related to the acquisition of ShareCom, Inc.
c)   To record the elimination of the investment in ShareCom, Inc. THE MERGER

THE FOLLOWING IS A BRIEF SUMMARY OF MERGER AGREEMENT, A COPY OF WHICH IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT AND INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. YOU SHOULD READ THE MERGER AGREEMENT IN ITS ENTIRETY FOR A MORE COMPLETE DESCRIPTION OF THE MERGER. IN THE EVENT OF ANY
DISCREPANCY BETWEEN THE TERMS OF THE MERGER AGREEMENT AND THE FOLLOWING SUMMARY, THE MERGER AGREEMENT WILL CONTROL.

EFFECTIVE TIME

     The Merger agreement provides that the Merger will become effective upon the filing of the Articles of Merger with the Secretary of State of the State of Nevada or at such other time as the parties may agree and specify in the Articles of Merger (the "Effective Time"). If the Merger is approved at the Special meeting by the holders of a majority of all outstanding shares of common stock, and the other conditions to the Merger are satisfied or waived, it is currently anticipated that the Merger will become effective as soon as practicable after the Special meeting; however, there can be no assurance as to the timing of the consummation of the Merger or that the Merger will be consummated.

THE MERGER AND MERGER CONSIDERATION

      At the Effective Time, ShareCom will be merged into Anonymous. Pursuant to the Merger agreement and at the Effective Time:

* Anonymous will reverse split its shares, 1 for 322, and will issue 14,000,000 restricted shares of its Common Stock to ShareCom stockholders in exchange for the Intellectual Property of ShareCom;
* Anonymous will assign to James Beecham the Intellectual Property of Anonymous in exchange for approximately $303,427.85 in debt owed by Anonymous to Beecham.

REGULATORY REQUIREMENTS

      Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), certain Merger transactions may not be consummated unless notice has been given and certain information furnished to the Antitrust Division of the United States Department of Justice (the "Antitrust Division") and the Federal Trade Commission (the "FTC") and specified waiting period requirements have been satisfied, unless earlier termination has been granted.

      Anonymous and ShareCom have each made their respective determination that the approval of the Department of Justice and the Federal Trade Commission will not be required. Thus, the applicable waiting period will not be required. The Department of Justice and the Federal Trade Commission, as well as a state or private person, may challenge the Merger at any time before or after its completion. Neither Anonymous nor ShareCom is aware of any other material governmental or regulatory approval required for completion of the Merger, other than compliance with applicable corporate law of Nevada.

ANTICIPATED ACCOUNTING TREATMENT

      For federal income tax purposes, it is intended that the Merger constitute a "reorganization" under Section 368(a)(2)(E) of the Internal
Revenue Code so that no gain or loss will be recognized by ShareCom stockholders who exchange their shares of ShareCom Common Stock in the Merger (except with respect to cash received in lieu of fractional shares and for shares as to which stockholders exercise dissenters' rights).

DISSENTER'S AND APPRAISAL RIGHTS

     Anonymous shareholders are entitled to dissenters rights in the proposed merger under Nevada Revised Statutes ("NRS") 92A.300 - 92A.500. A copy of the statute is attached to this joint proxy statement/prospectus as Annex C. Anonymous shareholders who are considering exercising dissenters rights should review NRS 92A.300 - 92A.500 carefully, particularly the steps required to perfect dissenters rights. No provision under Nevada law provides a shareholder the right to later withdraw a dissent and demand for payment. Set forth below is a summary of the steps to be taken by a holder of record to exercise the right to appraisal. This summary should be read in conjunction with the full text of NRS 92A.410 to 92A.480.

     Under Nevada Revised Statute 92A.380, shareholders may dissent from some corporate actions and the corporation must buy their shares. Shareholders may dissent if a corporation wants to merge with another corporation.

     To exercise your right to dissent:

* before the vote is taken, you must deliver written notice to the Anonymous Secretary stating that you intend to demand payment for your shares if the merger with ShareCom is completed; and

* you must NOT vote your shares in favor of the Merger either by proxy or in person.

  * If you send written notice of your intent to dissent before the vote on the Merger, Anonymous must send you a written dissenter's notice within 10 days after the merger is effective telling you:

  * where your demand for payment must be sent and where your stock certificates must be deposited;

  *     what happens if you own shares but do not have the stock certificate;
     and

  * the date by which Anonymous must receive the demand form, which must be between 30 and 60 days after notice delivery, and providing you:

  * a form to demand payment, including the date by which you must have acquired beneficial ownership of your shares in order to dissent; and

  *    the applicable sections of the Nevada Revised Statutes.

      YOUR FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER'S NOTICE WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES. YOUR RIGHTS AS A SHAREHOLDER WILL CONTINUE UNTIL THOSE RIGHTS ARE CANCELED OR MODIFIED BY THE COMPLETION OF THE MERGER.

      Within 30 days of receipt of a properly executed demand for payment, Anonymous must pay you what it determines to be the fair market value for your shares. Payment must be accompanied by specific financial records of Anonymous, a statement of Anonymous' fair value estimate, information regarding your right to challenge the fair value estimate, and copies of relevant portions of the Nevada Revised Statutes.

     Within 30 days from the receipt of the fair value payment, you may notify Anonymous in writing of your own fair value estimate and demand the difference. Failure to demand the difference within 30 days of receipt of payment terminates your right to challenge Anonymous' calculation of fair value.

     If we cannot agree on fair market value within 60 days after Anonymous receives a shareholder demand, Anonymous must commence legal action seeking court determination of fair market value. If Anonymous fails to commence a legal action within the 60 day period, it must pay each dissenter whose demand remains unsettled the amount they demanded. Proceedings instituted by

Anonymous will be in the district court in Las Vegas, Nevada. Costs of legal action will be assessed against Anonymous, unless the court finds that the dissenters acted arbitrarily, in which case costs will be equitably distributed. Attorneys fees may be divided in the court's discretion among the parties.

     FAILURE TO FOLLOW THE STEPS REQUIRED BY SECTION 92A-400 THROUGH 92A-480 FOR PERFECTING APPRAISAL RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS (IN WHICH EVENT A STOCKHOLDER WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH APPRAISAL SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT). IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF SECTION 92A, ANONYMOUS STOCKHOLDERS WHO ARE CONSIDERING OBJECTING TO THE MERGER SHOULD CONSULT THEIR OWN LEGAL ADVISORS.

FEES AND EXPENSES

      We estimate that Merger-related fees and expenses, consisting primarily of SEC filing fees, fees and expenses of attorneys and accountants and other related charges, will total approximately $12,000.88 assuming the Merger is completed. This amount consists of the following estimated fees:

              DESCRIPTION                         AMOUNT
     Legal fees and expenses                    10,000.00
     Accounting fees and expenses                1,000.00
     SEC filing fee                                   .88
     Printing, solicitation and mailing costs    1,000.00
                                                ---------
    Total                                      $12,000.88

     Anonymous will be responsible for paying all of its expenses incurred in connection with the Merger, except that fees relating to ShareCom attorneys fees which are unknown to Anonymous.

                            THE MERGER AGREEMENT

      THE FOLLOWING IS A BRIEF SUMMARY OF CERTAIN MATERIAL PROVISIONS OF THE MERGER AGREEMENT THAT HAVE NOT BEEN PREVIOUSLY DISCUSSED. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT, WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A AND IS INCORPORATED HEREIN BY REFERENCE.

REPRESENTATIONS AND WARRANTIES

      In the Merger agreement, Anonymous made customary representations and warranties to the other parties with respect to its business, organization, operations and financial condition and other matters. The Merger agreement also contains customary representations and warranties of ShareCom relating to their business. The representations and warranties in the Merger agreement do not survive after the Effective Time, except certain covenants and agreements which by their terms contemplate performance following the Effective Time.

CONDUCT OF BUSINESS PRIOR TO THE MERGER

      ShareCom has agreed that, until the completion or termination of the Merger, unless Anonymous consents in writing, ShareCom will conduct their businesses in the ordinary course of business in substantially the manner conducted prior to the date of the Merger agreement. Anonymous has also agreed to, and cause its subsidiaries to, use reasonable efforts consistent with past practice and policies to preserve intact its present business organizations, keep available the services of its present officers and key employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it.

ADDITIONAL AGREEMENTS OF ANONYMOUS

     Anonymous has further agreed, among other things specifically identified in the Merger agreement:

* to provide ShareCom reasonable access to its facilities, records and all other information as ShareCom may reasonably request;

* prepare and file the proxy statement with the SEC as soon as it is reasonably practicable and use reasonable best efforts to have the proxy statement cleared by the SEC under the Exchange Act;

* take all reasonable action to comply with the state blue sky or federal or state securities laws in connection with the transactions contemplated by the Merger agreement;

* cooperate with ShareCom to remove any injunction or other impediment to the consummation of the Merger;

* to make all necessary filings and obtain any consents and approvals as may be required in connection with the Merger agreement and the Merger; and

* to consult with ShareCom and obtain prior approval of ShareCom before issuing any press release or making any other public disclosure regarding the
     Merger agreement or the transactions contemplated thereby, except as may be required by law, by obligations of Anonymous pursuant to any listing agreement with any national securities exchange or relating to consultation with its legal counsel, financial advisor or accountants relating to the transaction contemplated by the Merger agreement.

DIRECTOR AND OFFICER INDEMNIFICATION

      Pursuant to the terms of the Merger agreement, and subject to any limitation imposed from time to time under applicable law, all rights of indemnification available to the present and former officers and directors of Anonymous and its subsidiaries in respect of acts or omissions occurring prior to the Effective Time, shall remain available for six years following the Effective Time, to the maximum extent provided under Anonymous' articles of incorporation and by-laws, as in effect on the date of the execution of the Merger agreement.

      Pursuant to the Merger agreement, for six years after the Effective Time, Anonymous will indemnify and hold harmless Anonymous' and ShareCom's present and former officers and directors for acts or omissions occurring before the Effective Time of the Merger to the extent provided under Anonymous' articles of incorporation and by-laws in effect on the date of the Merger agreement. See "Interests of Certain Persons in the Merger-Indemnification and Insurance."

COOPERATION AND REASONABLE EFFORTS

      Pursuant to the Merger agreement, and subject to certain conditions and limitations described therein, the parties have agreed to cooperate with each other and to use their respective reasonable best efforts to take all action under the terms of the Merger agreement and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by the Merger agreement.

CONDITIONS TO THE MERGER

      Anonymous' and ShareCom's respective obligations to complete the Merger and the related transactions are subject to the satisfaction or waiver of each of the following conditions before completion of the Merger:

* the representations and warranties of each party must be true and correct when made and as of the closing of the Merger, except for changes contemplated by the Merger agreement, or where such representation or warranty speaks of a different date or the failure to be true and correct could not reasonably be expected to have a material adverse effect on such party;

* each party has complied in all material respects with all of its covenants in the Merger agreement, except where the failure to perform or comply with such covenants could not reasonably be expected to have a material adverse effect on such party;

* each party has received a certificate executed on behalf of the other party's chairman of the board and chief executive officer or vice president to the effect that the conditions set forth in the immediately preceding bullet points have been satisfied;

*    the   Merger  agreement  and  the  Merger  have  been  approved  by  the affirmative vote of a majority of the holders of the issued and outstanding shares of Anonymous' common stock;

* no order, writ, injunction or decree is in force or pending that makes the Merger illegal or otherwise prohibits completion of the Merger; and

* all consents, approvals and authorization legally required to consummate the Merger and the other transactions contemplated by the Merger agreement must have been obtained from all governmental entities, including such approvals, waivers and consents as may be required under the antitrust laws.

TERMINATION OF THE MERGER AGREEMENT

     The Merger agreement may be terminated at any time before the completion of the Merger, whether before or after approval of the matters presented in connection with the Merger by the stockholders of Anonymous, as summarized below:

* the Merger agreement may be terminated by mutual written consent of ShareCom and Anonymous;

* the Merger agreement may be terminated by either Anonymous or ShareCom if the conditions to completion of the Merger would not be satisfied because of either (a) a material breach of an agreement or obligation in the Merger agreement by the other party or (b) a material breach of a representation, warranty or covenant of the other party in the Merger agreement, and such breach shall not have been cured within 30 business days following receipt of written notice by the non-breaching party or is otherwise incapable of being cured;

* the Merger agreement may be terminated by either Anonymous or ShareCom if the Merger is not completed, without the fault of the terminating party, by July 31, 2001,

* the Merger agreement may be terminated by either Anonymous or ShareCom if (a) a statute, rule, regulation or executive order shall have been enacted, entered or promulgated prohibiting the consummation of the Merger or
  (b) a final court or governmental order prohibiting the Merger is issued and is final and not appealable; provided that, the party seeking to terminate the agreement has used reasonable best efforts to remove such order;

* the Merger agreement may be terminated by ShareCom if the Merger fails to receive requisite stockholder approval; or

      The party desiring to terminate the Merger agreement shall give written notice of such termination to the other party in accordance with the terms thereof. In the event of termination of the Merger agreement, no party shall have any liability or further obligation to any other party.

TERMINATION FEE

      In accordance with the terms of the Merger Agreement, there are no termination fees involved in the transaction. Each party to the Merger Agreement has agreed to cover their own expenses.

EXTENSION, WAIVER AND AMENDMENT

      The Merger agreement may be amended or its conditions precedent to closing waived at any time before or after the Special meeting, but after the Special meeting no amendment or waiver shall be made without the further approval of Anonymous' stockholders which reduces the consideration payable to the stockholders, or changes the form of such consideration. Any amendment to the Merger agreement must be in writing and signed by all of the parties.

      Either Anonymous or ShareCom may, in writing, extend the other's time for the performance of any of the obligations or other acts under the Merger agreement, waive any inaccuracies in the other's representations and warranties and waive compliance by the other with any of the agreements or conditions contained in the Merger agreement.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     In considering the recommendation of the Special Committee and the board of directors, you should be aware that certain of Anonymous' officers and directors have interests in the Merger described below, that present actual or potential conflicts of interest in connection with the Merger. Specifically, William Somers, President and Chairman of Anonymous shall continue as a director and stockholder of Anonymous after the merger. In exchange for $90,000 and the intellectual property, James Beecham, the principal stockholder will forgive $303,427.85 in debt.

INDEMNIFICATION AND INSURANCE

      Pursuant to the Merger agreement, for six years after the Effective Time, Anonymous will indemnify and hold harmless Anonymous' present and former officers and directors for acts or omissions occurring before the Effective Time of the Merger to the extent provided under Anonymous' articles of incorporation and by-laws in effect on the date of the Merger agreement.

ELECTION OF DIRECTORS

   The directors are to be elected to the Board of Directors for one year to serve until the 2002 Annual meeting of shareholders and until their successors are elected and qualified.

   In addition to the nomination of new directors, William Somers will remain as a director, if elected.

   If one or more of the nominees should at the time of the meeting be unable or unwilling to serve, the shareholders may vote for other nominees and for any substitute nominee or nominees designated by the Board of

Directors. None of the Directors knows of any reason why the nominees named would be unavailable to serve. The following table sets forth information regarding each nominee.


                              All Positions              All Positions
                               and Offices                and Offices
Name                    With Anonymous Pre-Merger    With Anonymous Post-
                                                            Merger
Brad Nordling                                        Director/ President
Lynda Nordling                                       Director
William Somers, MD   Director, President, Treasurer  Director
Donna Clark          Secretary
James Dobbs                                          Director
Douglas Marrison                                     Director
William Alleman                                      Director

Brad Nordling. Brad Founded ShareCom in 1994 as Shared Computer Services. Early services offered included Local Area Network installations and upgrades. Wed site development started in late 1996 and online shopping through 2 Way Talk and then WeatherRadios.com began in January 1999. Brad has been full-time at ShareCom since October 1, 2001. Before that, he also held outside positions, most recently at I-Jam Multimedia as Director of Information Technology. Bad began there in July 2000, creating their e-commerce on line presence. Before I-Jam, Brad was a Senior Developer for PowerCerv, an ERP Software producer. Starting in April 1997, Brad was in charge of developing and implementing customized systems for various corporate clients including Friskars and Lutheran Brotherhood. Prior to PowerCerv, Brad was a Senior Staff Programmer at Allstate Insurance at the conclusion of his ten-year career there.

Lynda Nordling. Lynda is a Senior Sales Manager for Allstate Insurance, Northbrook, IL. Her twenty-three year career there began as an Agent in Madison, WI and has taken her to the Home Office in Northbrook, where she has been for thirteen years. Her recent achievements include development and implementation of new technology tools and systems for use by field sales staff. She has been involved in the creation of the new field Sales position from what was a standard employee to the Independent Contractor Sales Professionals now the standard at Allstate. Lynda's earlier achievements at Allstate include many Sales awards and honors for her personal production and also for her management teams, which she was instrumental in helping to grow in size to an entire territory of 226 representatives.

William M. Somers, OD has served as Director of Anonymous Data Corporation since November, 1998. From 1994 until present William Somers, a Doctor of Optometry has maintained a full time optometry practice in Las Vegas, Nevada. He has held numerous committee positions throughout his career including the Medicare Carrier Advisory Committee, the Nevada chapter of the American Optometric Association and advisory board committee member and spokesman for Vistakon (Johnson & Johnson contact lenses). He received his optometry degree from the Southern California College of Optometry. James Dobbs. Jim is the President and Founder of Woodfield Planning Corporation in Rolling Meadows, IL., a diversified financial services company. Jim began the company 1982 and has recently opened new offices in Crystal Lake, IL. and Lombard, IL. He currently employees 50 people. Woodfield Planning specializes in Mortgages, Insurance, and Financial Planning.

Douglas Marrison. Doug is the President and Founder of Wireless Marketing Corporation in Schaumburg, IL. Wireless Marketing produces and markets 2-way radios such as CB Radios and Family Radios under the Cherokee name. They also produce products, through licensing agreements, under the First Alert and Coleman Electronics names. Doug started the company in 1995 after he left his position of Vice President at Cobra Electronics in Chicago, where he was at for ten years. Doug was in charge of sales and led Cobra through one of the biggest growth periods in their history and helped to expand their product lines.

William Alleman. Bill is currently the IT Manager at Boise Cascade in Illinois. He has been there since March 2001 and has been building their new corporate networking infrastructure. He currently left Outboard Marine Corporation after successfully transitioning the Information Technology teams and systems to their new owners, Bornbardier. Bill had begun at OMC in 1998 and was also responsible for their entire networking infrastructure, which included many different countries. Prior to 1998, Bill was a consultant at TerraSys, a major consulting firm with expertise in networking and email systems.

There are no family relationships between any of the above persons, except to Brad Nordling and Lynda Nordling, who are husband and wife. Executive officers are elected Specially by the board of directors of Anonymous or a wholly-owned subsidiary of Anonymous, as the case may be, at their respective meetings of directors held immediately following the Special meeting of stockholders for such company, to serve for the ensuing year or until their successors have been elected. There are no arrangements or understandings between any officer and any other person pursuant to which the officer was elected.

KEY PROPOSED OFFICERS

Michele Smith, Proposed for Secretary/Treasurer. Michele started at ShareCom in March 2000 and holds a variety of responsibilities. She is in charge of all web site development and maintenance for the WeatherRadio.com site. In addition to all her technical skills, she is in charge of all customer service at ShareCom. She handles all customer follow-ups for order status inquires and product returns. Michele duties also include keeping all financial records for the company and working with accountants for monthly and annual reconciliation. Prior to coming to ShareCom, Michele was customer service specialist for American Online. She began there in 1996, handling customer calls and monitoring various chat rooms and message boards. She also managed the accounting for her husband's own business.

Frank Richier, Proposed for Vice President of Operations. Frank began with ShareCom this May 2001. Prior to coming here, Frank was founding member of I-Jam Multimedia. Frank was in charge of Directing and managing the overall sales operation at I-Jam, which included a staff of over 30 sales persons throughout the United States. Relationships built with major retailers like Best Buy, Target, AOL, Sears, and Amazon.com produced first year sales for over 12 Million dollars with one SKU (Item). Frank began with I-Jam in mid 1998 after success at I-Jam's sister company, Wireless Marketing Corporation. Beginning there in the middle of 1996, he was Director of Sales, helping to attain a 70% increase revenue.

BOARD OF DIRECTORS MEETING

      The board of directors of Anonymous met 2 times during the fiscal year ended March 31, 2000.

SUMMARY COMPENSATION

     The compensation which the Company accrued or paid to the Officers for services in all capacities and for the fiscal years indicated, was as follows:

                                                             Long Term
                            Special Compensation           Compensation
                                                Other
                                               Special
                                               Compens  Restricted
Name                   Year    Salary   Bonus   ation     Stock     Options
William Somers         1999      -0-     -0-     -0-                  -0-
                       2000      -0-     -0-     -0-                  -0-
                       2001      -0-     -0-     -0-     100,000      -0-
Donna Clark            2001    23,963    -0-     -0-     100,000      -0-

                DIRECTORS AND EXECUTIVE OFFICERS OF ANONYMOUS

EXECUTIVE OFFICERS

William M. Somers, OD has served as Director of Anonymous Data Corporation since November, 1998 and since May 2001 and served as President. From 1994 until present William Somers, a Doctor of Optometry has maintained a full time optometry practice in Las Vegas, Nevada. He has held numerous committee positions throughout his career including the Medicare Carrier Advisory Committee, the Nevada chapter of the American Optometric Association and advisory board committee member and spokesman for Vistakon (Johnson & Johnson contact lenses). He received his optometry degree from the Southern California College of Optometry.

Donna Clark has serves and Secretary of ANYD since January, 2001

AUDIT COMMITTEE

Currently the Company does not have and Audit Committee.

PRINCIPAL STOCKHOLDERS OF ANONYMOUS

      The following table sets forth as of the day after closing, the beneficial ownership of the Anonymous common stock by (i) each person who to the knowledge of the Company, beneficially owned or had the right to acquire more than 5% of the Outstanding common stock, (ii) each director of the Company and (iii) all executive officers and directors of the Company as a group.

                              Number of    Percent   Number of    Percent
                              Shares Pre- Of Class     Shares     Of Class
Name of Beneficial Owner (1)    Merger      Pre-       Post-       Post-
                                          Merger(2)    Merger    Merger(2)
Brad Nordling                          0     0%      12,551,000     89%
Lynda Nordling(3)                      0     0%               0      0%
Michele Smith                          0     0%          49,000      0%
Frank Richier                          0     0%          49,000      0%
James Dobbs                            0     0%               0      0%
Douglas Marrison                       0     0%               0      0%
Donna Clark                      110,000     1%             342      0%
William Alleman                        0     0%               0      0%
Arnold P. Guttenberg                         0%         749,000      5%
James E. Beecham              11,357,045     59%         35,270      0%
William Somers                   210,000     1%             652      0%
                             -----------------------------------------
All Directors & Officers  as
a Group                       11,677,045     60%     12,649,652     90%

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.
(2) Figures are rounded to the nearest percentage. Less than 1% is reflected as 0%.
(3)  Linda Nordling is the wife of Brad Nordling.

                                OTHER MATTERS

      As of the date of this proxy statement, the board of directors does not intend to bring any other business before the Special meeting of Anonymous stockholders and, so far as is known to the board of directors, no matters are to be brought before the Special meeting except as specified in the notice of Special meeting. However, as to any other business that may properly come before the Special meeting, the proxy holders intend to vote the proxies in respect thereof in accordance with the recommendation of the board of directors and the Special Committee.

                       EXPENSES OF PROXY SOLICITATION

     The principal solicitation of proxies will be made by mail. However, certain officers of the Company, none of whom will be compensated therefor, may solicit proxies by letter, telephone or personal solicitation. Expense of distributing this Proxy Statement to stockholders, which may include reimbursements to banks, brokers, and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by Anonymous.

                     WHERE YOU CAN FIND MORE INFORMATION

     Anonymous files Special, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that Anonymous files with the Securities and Exchange Commission at the Securities and Exchange Commission's public reference room at the following location:

                            Public Reference Room
                           450 Fifth Street, N.W.
                                  Room 1024
                           Washington, D.C. 20549

     Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference room. These Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the Internet world wide web site maintained by the Securities and Exchange Commission at "http://www.sec.gov." Reports, proxy statements and other information concerning Lucent may also be inspected at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York 10005.

     Anonymous filed a proxy statement on Schedule 14A on June 29, 2001 with the Securities and Exchange Commission. As allowed by Securities and Exchange Commission rules, this proxy statement does not contain all the information you can find in Anonymous' 14A filing.

     The Securities and Exchange Commission allows Anonymous to "incorporate by reference" information into this proxy statement, which means that the Anonymous can disclose important information to you by referring you to other documents filed separately with the Securities and Exchange Commission. The information incorporated by reference is considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement or in later filed documents incorporated by reference in this proxy statement.

     This proxy statement incorporates by reference the documents set forth below that Anonymous previously filed with the Securities and Exchange Commission. These documents contain important business and financial information about Anonymous that is not included in or delivered with this proxy statement.

ANONYMOUS FILINGS
(FILE NO. 0-30234               PERIOD

Registration Statement Form 10SB   Filed March 10, 1999
Annual Report on Form 10-KSB       Fiscal  Year ended December 31,  1999  and
                                   December 31, 2000
Quarterly Reports on Form 10-QSB   Quarters  ended March 31, 1999,  June  31,
                                   1999,  September 30, 1999, March 31, 2000,
                                   June  30,  2000, September 30,  2000,  and
                                   March 31, 2001
Current Reports on Form 8-K        Filed November 4, 1999, November 10, 1999,
                                   February 2, 2000, and March 22, 2001.

     Anonymous also incorporates by reference additional documents that may be filed with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the date of the Special meeting. These include periodic reports, such as Special Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K, as well as proxy statements.

     Anonymous has supplied all information contained or incorporated by reference in this proxy statement relating to Anonymous and ShareCom has supplied all such information relating to ShareCom.

     You can obtain any of the documents incorporated by reference through Anonymous, the Securities and Exchange Commission or the Securities and Exchange Commission's Internet web site as described above. Documents incorporated by reference are available from Anonymous without charge,
excluding   all   exhibits,  except  that  if  Anonymous   has   specifically
incorporated by reference an exhibit in this proxy statement, the exhibit will also be provided without charge. Stockholders may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from the Anonymous at the following address:

                         ANONYMOUS DATA CORPORATION
                          2780 South Jones, Suite E
                           Las Vegas, Nevada 89146
                               (702) 933-3713

     You should rely only on the information contained or incorporated by reference in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated June 29, 2001. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. Neither the mailing of this proxy statement to stockholders nor the issuance of Anonymous common stock in the merger creates any implication to the contrary.

                             FRONT SIDE OF PROXY


                                    PROXY
                         ANONYMOUS DATA CORPORATION
                          2780 South Jones, Suite E
                           Las Vegas, Nevada 89146
                               (702) 933-3713


                       SPECIAL MEETING OF STOCKHOLDERS

                            MONDAY, JULY 23, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF ANONYMOUS DATA CORPORATION

     The undersigned stockholder of ANONYMOUS DATA CORPORATION, a Nevada corporation (the "Company"), hereby appoints William Somers, as proxies, with the power to appoint his or her substitute, and hereby authorizes either of them to represent, and to vote as designated on the reverse side, all the shares of common stock of Anonymous Data Corporation held of record by the undersigned on June 26, 2001, at the Special Meeting of Stockholders of Anonymous Data Corporation, to be held at The Conference Room, Suite 111 - 1850 E. Flamingo Road, Las Vegas, Nevada 89119, on Monday, July 23, 2001, at 9:00 a.m. local time and at all adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE BOARD OF DIRECTORS AS NOMINATED, THE APPROVAL OF THE ACCOUNTING FIRM OF WEAVER AND MARTIN, AND THE APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

          [X]  PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE

     THE BOARD OF DIRECTORS OF ANONYMOUS DATA CORPORATION RECOMMENDS A VOTE FOR THE AGREEMENT AND PLAN OF MERGER.

     1. Proposal to approve and adopt the Merger Agreement, dated as of June 27, 2001, by and among Anonymous Data Corporation and ShareCom, Inc. as heretofore and hereinafter amended, and the transactions contemplated thereby:

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN



     2. Proposal to approve the following Directors: Brad Nordling, Lynda Nordling, James Dobbs, Douglas Marrison, William Somers, and William Alleman.

     Brad Nordling       [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN
     Lynda Nordling      [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN
     James Dobbs         [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN
     Douglas Marrison    [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN
     William Alleman     [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN
     William Somers      [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

     3.   To change the name of Anonymous to ShareCom, Inc.:

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

     4.   To cause a 1:322 reverse split of the Company's common stock.

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

     5. Proposal to transact such other business as may properly come before the Special meeting or any adjournment or postponement:

          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS, WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF AND MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

                                        Date: ___________________, 2001

                                        _______________________________
                                                  (Signature)

                                        _______________________________
                                            (Joint Owner's Signature)

                                        Please sign exactly as your name
                                        appears on proxy. When    signing as
                                        attorney, guardian, executor,
                                        administrator or     trustee, please
                                        give title. If the signer is a
                                        corporation, give the full corporate
                                        name and sign by a duly authorized
                                        officer, showing the officer's
                                        title. EACH joint owner is requested
                                        to sign.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                              BY JULY 20, 2001

RIGHTS OF DISSENTING OWNERS

      NRS 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections. (Added to NRS by 1995, 2086)

      NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record. (Added to NRS by 1995, 2087)

      NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation. (Added to NRS by 1995, 2087)

      NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive. (Added to NRS by 1995, 2087; A 1999, 1631)

      NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. (Added to NRS by 1995, 2087)

      NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation. (Added to NRS by 1995, 2087)

      NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation. (Added to NRS by 1995, 2087)

      NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective. (Added to NRS by 1995, 2087)

      NRS 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances. (Added to NRS by 1995, 2087)

       NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity. (Added to NRS by 1995, 2088)

      NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity. (Added to NRS by 1995, 2088)

NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.

      1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1. (Added to NRS by 1995, 2088)

NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

      1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

           (a) Consummation of a plan of merger to which the domestic corporation is a party:

                (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

           (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

           (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

          (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

          (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

               (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                    (I)  The surviving or acquiring entity; or

                    (II) Any other entity which, at the effective date of the
               plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

               (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130. (Added to NRS by 1995, 2088)

NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.

     1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

     2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

          (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

          (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote. (Added to NRS by 1995, 2089)

NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

     2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430. (Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420  PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

          (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

          (b)  Must not vote his shares in favor of the proposed action.

     2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter. (Added to NRS by 1995, 2089; 1999, 1631)

NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

     1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

          (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

          (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

          (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

          (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

          (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive. (Added to NRS by 1995, 2089)

NRS  92A.440   DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES;  RETENTION  OF
RIGHTS OF STOCKHOLDER.

     1.   A stockholder to whom a dissenter's notice is sent must:

          (a)  Demand payment;

          (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

          (c) Deposit his certificates, if any, in accordance with the terms of the notice.

     2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter. (Added to NRS by 1995, 2090; A 1997, 730)

NRS  92A.450   UNCERTIFICATED SHARES: AUTHORITY TO  RESTRICT  TRANSFER  AFTER
DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.

     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

     2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action. (Added to NRS by 1995, 2090)

NRS 92A.460  PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

     1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

          (a) Of the county where the corporation's registered office is located; or

          (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

     2.   The payment must be accompanied by:

          (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

          (b) A statement of the subject corporation's estimate of the fair value of the shares;

          (c)  An explanation of how the interest was calculated;

          (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

          (e) A copy of NRS 92A.300 to 92A.500, inclusive. (Added to NRS by 1995, 2090)

NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.

     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480. (Added to NRS by 1995, 2091)

NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.
     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares. (Added to NRS by 1995, 2091)

NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

     3.    The subject corporation shall make all dissenters, whether or  not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

          (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

          (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470. (Added to NRS by 1995, 2091)

NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

     2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

          (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

          (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

     4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115. (Added to NRS by 1995, 2092)

                                     APPENDIX A

                        AGREEMENT AND PLAN OF MERGER

                          DATED AS OF JUNE 27, 2001

                                   BETWEEN

                         ANONYMOUS DATA CORPORATION

                                     AND

                               SHARECOM, INC.

TABLE OF CONTENTS


ARTICLE 1. The Merger
  Section 1.1. The Merger
  Section 1.2. Effective Time
  Section 1.3. Closing of the Merger
  Section 1.4. Effects of the Merger
  Section 1.5. Board of Directors and Officers
  Section 1.6. Conversion of Shares
  Section 1.7. Exchange of Certificates
  Section 1.8. Stock Options
  Section 1.9. Taking of Necessary Action; Further Action
  Section 2.0.Payment of Debt and Assignment of Intellectual Property

ARTICLE 2. Representations and Warranties of ANYD
  Section 2.1. Organization and Qualification
  Section 2.2. Capitalization of ANYD
  Section 2.3. Authority Relative to this Agreement; Recommendation.
  Section 2.4. SEC Reports; Financial Statements
  Section 2.5. Information Supplied
  Section 2.6. Consents and Approvals; No Violations
  Section 2.7. No Default
  Section 2.8. No Undisclosed Liabilities; Absence of Changes
  Section 2.9. Litigation
  Section 2.10. Compliance with Applicable Law
  Section 2.11. Employee Benefit Plans; Labor Matters
  Section 2.12. Environmental Laws and Regulations
  Section 2.13. Tax Matters
  Section 2.14. Title To Property
  Section 2.15. Intellectual Property
  Section 2.16. Insurance
  Section 2.17. Vote Required
  Section 2.18. Tax Treatment
  Section 2.19. Affiliates
  Section 2.20. Certain Business Practices
  Section 2.21. Insider Interests
  Section 2.22. Opinion of Financial Adviser
  Section 2.23. Brokers
  Section 2.24. Disclosure
  Section 2.25. No Existing Discussion
  Section 2.26. Material Contracts

ARTICLE 3. Representations and Warranties of SHARECOM.
  Section 3.1. Organization and Qualification
  Section 3.2. Capitalization of SHARECOM
  Section 3.3. Authority Relative to this Agreement; Recommendation
  Section 3.4. SEC Reports; Financial Statements
  Section 3.5. Information Supplied
  Section 3.6. Consents and Approvals; No Violations
  Section 3.7. No Default
  Section 3.8. No Undisclosed Liabilities; Absence of Changes
  Section 3.9. Litigation
  Section 3.10. Compliance with Applicable Law
  Section 3.11. Employee Benefit Plans; Labor Matters
  Section 3.12. Environmental Laws and Regulations
  Section 3.13. Tax Matters
  Section 3.14. Title to Property
  Section 3.15. Intellectual Property
  Section 3.16. Insurance
  Section 3.17. Vote Required
  Section 3.18. Tax Treatment
  Section 3.19. Affiliates
  Section 3.20. Certain Business Practices
  Section 3.21. Insider Interests
  Section 3.22. Opinion of Financial Adviser
  Section 3.23. Brokers
  Section 3.24. Disclosure
  Section 3.25. No Existing Discussions
  Section 3.26. Material Contracts

ARTICLE 4. Covenants
  Section 4.1. Conduct of Business of ANYD
  Section 4.2. Conduct of Business of SHARECOM
  Section 4.3. Preparation of 8-K and the Proxy Statement
  Section 4.4. Other Potential Acquirers
  Section 4.5. Meetings of Stockholders
  Section 4.6. OTC:BB Listing
  Section 4.7. Access to Information
  Section 4.8. Additional Agreements; Reasonable Efforts.
  Section 4.9. Employee Benefits; Stock Option and Employee Purchase Plans
  Section 4.10. Public Announcements
  Section 4.11. Indemnification
  Section 4.12. Notification of Certain Matters

ARTICLE 5. Conditions to Consummation of the Merger
            Conditions to Each Party's Obligations to Effect the
  Section 5.1. Merger
  Section 5.2. Conditions to the Obligations of ANYD
  Section 5.3. Conditions to the Obligations of SHARECOM

ARTICLE 6. Termination; Amendment; Waiver
  Section 6.1. Termination
  Section 6.2. Effect of Termination
  Section 6.3. Fees and Expenses
  Section 6.4. Amendment
  Section 6.5. Extension; Waiver

ARTICLE 7. Miscellaneous
  Section 7.1. Nonsurvival of Representations and Warranties
  Section 7.2. Entire Agreement; Assignment
  Section 7.3. Validity
  Section 7.4. Notices
  Section 7.5. Governing Law
  Section 7.6. Descriptive Headings
  Section 7.7. Parties in Interest
  Section 7.8. Certain Definitions
  Section 7.9. Personal Liability
  Section 7.10. Specific Performance
  Section 7.11. Counterparts

                        AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger (this "Agreement"), dated as of June 27, 2001, is between ANONYMOUS DATA CORPORATION, a Nevada corporation ("ANYD"), and SHARECOM, INC., an Illinois corporation ("SHARECOM").

     Whereas, the Boards of Directors of ANYD and SHARECOM each have, in light of and subject to the terms and conditions set forth herein, (i) determined that the Merger (as defined below) is fair to their respective stockholders and in the best interests of such stockholders and (ii) approved the Merger in accordance with this Agreement;

     Whereas, for Federal income tax purposes, it is intended that the Merger qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     Whereas, ANYD and SHARECOM desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

     Now, therefore, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, ANYD and SHARECOM hereby agree as follows:

                                  ARTICLE I

                                 The Merger

     Section 1.1. The Merger. At the Effective Time (as defined below) and upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the state of Nevada (the "NGCL"), SHARECOM shall be merged with and into ANYD (as defined below) (the ''Merger`). Following the Merger, ANYD shall continue as the surviving corporation (the "Surviving Corporation"), shall continue to be governed by the laws of the jurisdiction of its incorporation or organization and the separate corporate existence of SHARECOM shall cease. Prior to the Effective Time, the parties hereto shall mutually agree as to the name of the Surviving Corporation; however, initially the Surviving Corporation shall be named SHARECOM, INC., a Nevada corporation. The Merger is intended to qualify as a tax-free reorganization under Section 368 of the Code as relates to the non-cash exchange of stock referenced herein.

Section 1.2. Effective Time. Subject to the terms and conditions set forth in this Agreement, a Certificate of Merger (the "Merger Certificate") shall be duly executed and acknowledged by each of SHARECOM and ANYD, and thereafter the Merger Certificate reflecting the Merger shall be delivered to the Secretary of State of the State of Nevada for filing pursuant to the NGCL on the Closing Date (as defined in Section 1.3). The Merger shall become effective at such time as a properly executed and certified copy of the Merger Certificate is duly filed by the Secretary of State of the State of Nevada in accordance with the NGCL or such later time as the parties may agree upon and set forth in the Merger Certificate (the time at which the Merger becomes effective shall be referred to herein as the "Effective Time").

     Section 1.3. Closing of the Merger. The closing of the Merger (the "Closing") will take place at a time and on a date to be specified by the parties, which shall be no later than the second business day after satisfaction of the latest to occur of the conditions set forth in Article 5 (the "Closing Date"), at the offices of the Securities Law Institute, 1850 E. Flamingo Rd., Suite 111, Las Vegas, Nevada, unless another time, date or place is agreed to in writing by the parties hereto.

     Section 1.4. Effects of the Merger. The Merger shall have the effects set forth in the NGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers of SHARECOM shall vest in the Surviving Corporation, and all debts, liabilities and duties of SHARECOM shall become the debts, liabilities and duties of the Surviving Corporation.

     Section 1.5. Board of Directors and Officers of ANYD. At or prior to the Effective Time, each of SHARECOM and ANYD agrees to take such action as is necessary (i) to cause the number of directors comprising the full Board of Directors of ANYD to be six (6) persons and (ii) to cause (in addition to the present board member - William Somers) Brad Nordling, Lynda Nordling, Jim Dobbs, Bill Alleman, and Doug Marrison (the "SHARECOM Designees") to be elected as directors of ANYD. In addition, majority stockholders of ANYD prior to the Effective Time shall take all action necessary to cause, to the greatest extent practicable, the SHARECOM Designees to serve on ANYD's Board of Directors. If a SHARECOM Designee, respectively, shall decline or be unable to serve as a director prior to the Effective Time, SHARECOM shall nominate another person to serve in such person's stead which such person shall be subject to approval of the other party. From and after the Effective Time, and until successors are duly elected or appointed and qualified in accordance with applicable law, Brad Nordling shall be Chief Executive Officer, President and Chairman, Michele Smith shall be Secretary/Treasurer, and Frank Richier shall be Vice President of Operations of ANYD.


     Section 1.6. Conversion of Shares.

     (a) At the Effective Time, each share of common stock, no par value per share of SHARECOM (individually a "SHARECOM Share" and collectively, the "SHARECOM Shares") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of SHARECOM, ANYD, or the holder thereof, be converted into and shall become fully paid and nonassessable ANYD common shares determined by dividing (i) Fourteen Million (14,000,000), by (ii) the total number of shares of SHARECOM, One Thousand (1,000) outstanding immediately prior to the Effective Time (such quotient, the "Exchange Ratio"). The holder of one or more shares of SHARECOM common stock shall be entitled to receive in exchange therefor a number of shares of ANYD Common Stock equal to the product of (x) (the number of shares of SHARECOM common stock (1,000)), times (y) (the Exchange Ratio). ANYD Shares and SHARECOM Shares are sometimes referred to collectively herein as "Shares." By way of example, 14,000,000 / 1,000 = 14,000 (the Exchange Ratio). The number of shares of SHARECOM common stock held by a stockholder (1,000) times the Exchange Ratio of 14,000 equals 14,000,000 shares of ANYD Shares to be issued to each stockholder.

     (b) At the Effective Time, each SHARECOM Share held in the treasury of SHARECOM, immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of SHARECOM or ANYD be canceled, retired and cease to exist and no payment shall be made with respect thereto.

     Section 1.7. Exchange of Certificates.

     (a) Prior to the Effective Time, ANYD shall enter into an agreement with, and shall deposit with, the Stoecklein Law Group, or such other agent or agents as may be satisfactory to ANYD and SHARECOM (the "Exchange Agent"), for the benefit of the holders of SHARECOM Shares, for exchange through the Exchange Agent in accordance with this Article I: (i) certificates representing the appropriate number of ANYD Shares to be issued to holders of SHARECOM Shares issuable pursuant to Section 1.6 in exchange for outstanding SHARECOM Shares.

     (b) As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding SHARECOM Shares (the "Certificates") whose shares were converted into the right to receive ANYD Shares pursuant to Section 1.6: (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as SHARECOM and ANYD may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing ANYD Shares. Upon surrender of a Certificate to the Exchange Agent, together with such letter of transmittal, duly executed, and any other required documents, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole ANYD Shares and, if applicable, a check representing the cash consideration to which such holder may be entitled on account of the Cash Fund, which such holder has the right to receive pursuant to the provisions of this Article I, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of SHARECOM Shares which are not registered in the transfer records of SHARECOM, a certificate representing the proper number of ANYD Shares may be issued to a transferee if the Certificate representing such SHARECOM Shares is presented to the Exchange Agent accompanied by all documents required by the Exchange Agent or ANYD to evidence and effect such transfer and by evidence that any applicable stock transfer or other taxes have been paid. Until surrendered as contemplated by this Section 1.7, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the certificate representing ANYD Shares as contemplated by this Section 1.7.

     (c) No dividends or other distributions declared or made after the Effective Time with respect to ANYD Shares with a record date after the Effective Time shall be paid to the holder of any un-surrendered Certificate with respect to the ANYD Shares represented thereby until the holder of record of such Certificate shall surrender such Certificate.

     (d) In the event that any Certificate for SHARECOM Shares or ANYD Shares shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange therefore, upon the making of an affidavit of that fact by the holder thereof such ANYD Shares and cash in lieu of fractional ANYD Shares, if any, as may be required pursuant to this Agreement; provided, however, that ANYD or the Exchange Agent, may, in its respective discretion, require the delivery of a suitable bond, opinion or indemnity.

     (e) All ANYD Shares issued upon the surrender for exchange of SHARECOM Shares in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such SHARECOM Shares. There shall be no further registration of transfers on the stock transfer books of either of SHARECOM or ANYD of the SHARECOM Shares or ANYD Shares, which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to ANYD for any reason, they shall be canceled and exchanged as provided in this Article I.

     (f) No fractional ANYD Shares shall be issued in the Merger, but in lieu thereof each holder of SHARECOM Shares otherwise entitled to a fractional ANYD Share shall, upon surrender of its, his or her Certificate or Certificates, be entitled to receive an additional share to round up to the nearest round number of shares.

     Section 1.8. At the Effective Time, each outstanding option to purchase SHARECOM Shares, if any (a "SHARECOM Stock Option" or collectively, "SHARECOM Stock Options") issued pursuant to any SHARECOM Stock Option Plan or SHARECOM Long Term Incentive Plan whether vested or un-vested, shall be cancelled.

     Section 1.9. Taking of Necessary Action; Further Action. If, at any time after the Effective Time, SHARECOM or ANYD reasonably determines that any deeds, assignments, or instruments or confirmations of transfer are necessary or desirable to carry out the purposes of this Agreement and to vest ANYD with full right, title and possession to all assets, property, rights, privileges, powers and franchises of SHARECOM, the officers and directors of ANYD and SHARECOM are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary or desirable action.

     Section 2.0 At the Effective Time the debt of ANYD in the approximate sum of $303,427.85 will be paid off through the payment to the creditor of $90,000 plus the assignment of all Intellectual Property Rights of ANYD.

                                  ARTICLE 2

                   Representations and Warranties of ANYD

     Except as set forth on the Disclosure Schedule delivered by ANYD to SHARECOM (the "ANYD Disclosure Schedule"), ANYD hereby represents and warrants to SHARECOM as follows:

     Section 2.1. Organization and Qualification.

     (a) ANYD is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a Material Adverse Effect (as defined below) on ANYD. When used in connection with ANYD, the term "Material Adverse Effect" means any change or effect (i) that is or is reasonably likely to be materially adverse to the business, results of operations, condition (financial or otherwise) or prospects of ANYD, other than any change or effect arising out of general economic conditions unrelated to any business in which ANYD is engaged, or (ii) that may impair the ability of ANYD to perform its obligations hereunder or to consummate the transactions contemplated hereby.

     (b) ANYD has heretofore delivered to SHARECOM accurate and complete copies of the Certificate of Incorporation and Bylaws (or similar governing documents), as currently in effect, of ANYD. Except as set forth on Schedule
2.1 of the ANYD Disclosure Schedule, ANYD is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect on ANYD.

     Section 2.2. Capitalization of ANYD.

     (a) The authorized capital stock of ANYD consists of: (i) One Hundred Million (100,000,000) ANYD Common Shares, $0.001 par value, of which, as of June 27, 2001, 19,307,705 ANYD Shares were issued and outstanding, and no ANYD Shares were held in treasury, and (ii) Twenty-Five Million (25,000,000) Preferred Shares at $.001 par value, of which, as of May 21, 2001, there were no issued and outstanding Preferred Shares. All of the outstanding ANYD Shares have been duly authorized and validly issued, and are fully paid, nonassessable and free of preemptive rights. Except as set forth herein, as of the date hereof, there are no outstanding (i) shares of capital stock or other voting securities of ANYD, (ii) securities of ANYD convertible into or exchangeable for shares of capital stock or voting securities of ANYD, (iii) options or other rights to acquire from ANYD and, except as described in the ANYD SEC Reports (as defined below), no obligations of ANYD to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of ANYD, and (iv) equity equivalents, interests in the ownership or earnings of ANYD or other similar rights (collectively, "ANYD Securities"). As of the date hereof, except as set forth on Schedule 2.2(a) of the ANYD Disclosure Schedule there are no outstanding obligations of ANYD or its subsidiaries to repurchase, redeem or otherwise acquire any ANYD Securities or stockholder agreements, voting trusts or other agreements or understandings to which ANYD is a party or by which it is bound relating to the voting or registration of any shares of capital stock of ANYD. For purposes of this Agreement, ''Lien" means, with respect to any asset (including, without limitation, any security) any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

     (b) The ANYD Shares constitute the only class of equity securities of ANYD registered or required to be registered under the Exchange Act.

     (c) ANYD does not own directly or indirectly more than fifty percent (50%) of the outstanding voting securities or interests (including membership interests) of any entity, other than as specifically disclosed in the disclosure documents.

     Section 2.3. Authority Relative to this Agreement; Recommendation.

     (a) ANYD has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of ANYD (the "ANYD Board") and no other corporate proceedings on the part of ANYD are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, except, as referred to in
Section 2.17, the approval and adoption of this Agreement by the holders of at least a majority of the then outstanding ANYD Shares. This Agreement has been duly and validly executed and delivered by ANYD and constitutes a valid, legal and binding agreement of ANYD, enforceable against ANYD in accordance with its terms.

     (b) The ANYD Board has resolved to recommend that the stockholders of ANYD approve and adopt this Agreement.

     Section 2.4. SEC Reports; Financial Statements.

     (a) ANYD has filed all required forms, reports and documents with the Securities and Exchange Commission (the "SEC") since December 31, 2000, each of which has complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the "Securities
Act"), and the Exchange Act (and the rules and regulations promulgated thereunder, respectively), each as in effect on the dates such forms, reports and documents were filed. ANYD has heretofore delivered or promptly will deliver prior to the Effective Date to SHARECOM, in the form filed with the SEC (including any amendments thereto but excluding any exhibits), (i) its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000,
(ii) all definitive proxy statements relating to ANYD's meetings of stockholders (whether annual or special) held since December 31, 2000, if any, and (iii) all other reports or registration statements filed by ANYD with the SEC since December 31, 2000 (all of the foregoing, collectively, the "ANYD SEC Reports"). None of such ANYD SEC Reports, including, without limitation, any financial statements or schedules included or incorporated by reference therein, contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements of ANYD included in the ANYD SEC Reports fairly present, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the financial position of ANYD as of the dates thereof and its results of operations and changes in financial position for the periods then ended. All material agreements, contracts and other documents required to be filed as exhibits to any of the ANYD SEC Reports have been so filed.

     (b) ANYD has heretofore made available or promptly will make available to SHARECOM a complete and correct copy of any amendments or modifications which are required to be filed with the SEC but have not yet been filed with the SEC, to agreements, documents or other instruments which previously had been filed by ANYD with the SEC pursuant to the Exchange Act.

     Section 2.5. Information Supplied. None of the information supplied or to be supplied by ANYD for inclusion or incorporation by reference in connection with the Merger (the "Proxy Statement") will at the date mailed to stockholders of ANYD and at the times of the meeting or meetings of stockholders of ANYD to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as it relates to the meeting of ANYD's stockholders to vote on the Merger, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

     Section 2.6. Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or blue sky laws, the Hart-Scott-Rodino Antitrust Improvements Act of 1916, as amended (the ''HSR Act''), the rules of the National Association of Securities Dealers, Inc. ("NASD"), the filing and recordation of the Merger Certificate as required by the NGCL, and as set forth on Schedule 2.6 of the ANYD Disclosure Schedule no filing with or notice to, and no permit, authorization, consent or approval of, any court or tribunal or administrative, governmental or regulatory body, agency or authority (a "Governmental Entity") is necessary for the execution and delivery by ANYD of this Agreement or the consummation by ANYD of the transactions contemplated hereby, except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notice would not have a Material Adverse Effect on ANYD.

     Except as set forth in Section 2.6 of the ANYD Disclosure Schedule, neither the execution, delivery and performance of this Agreement by ANYD nor the consummation by ANYD of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective Certificate of Incorporation or Bylaws (or similar governing documents) of ANYD, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which ANYD is a party or by which any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to ANYD or any of its properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which would not have a Material Adverse Effect on ANYD.

     Section 2.7. No Default. Except as set forth in Section 2.7 of the ANYD Disclosure Schedule, ANYD is not in breach, default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a breach default or violation) of any term, condition or provision of (i) its Certificate of Incorporation or Bylaws (or similar governing documents), (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which ANYD is now a party or by which any of its respective properties or assets may be bound or
(iii) any order, writ injunction, decree, law, statute, rule or regulation applicable to ANYD or any of its respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults that would not have a Material Adverse Effect on ANYD. Except as set forth in Section 2.7 of the ANYD Disclosure Schedule, each note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which ANYD is now a party or by which its respective properties or assets may be bound that is material to ANYD and that has not expired is in full force and effect and is not subject to any material default thereunder of which ANYD is aware by any party obligated to ANYD thereunder.

     Section 2.8. No Undisclosed Liabilities; Absence of Changes. Except as set forth in Section 2.8 of the ANYD Disclosure Schedule and except as and to the extent publicly disclosed by ANYD in the ANYD SEC Reports, as of March 31, 2001, ANYD does not have any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by generally accepted accounting principles to be reflected on a balance sheet of ANYD (including the notes thereto) or which would have a Material Adverse Effect on ANYD. Except as publicly disclosed by ANYD, since March 31, 2001, ANYD has not incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, which could reasonably be expected to have, and there have been no events, changes or effects with respect to ANYD having or which reasonably could be expected to have, a Material Adverse Effect on ANYD. Except as and to the extent publicly disclosed by ANYD in the ANYD SEC Reports and except as set forth in Section 2.8 of the ANYD Disclosure Schedule, since March 31, 2001, there has not been (i) any material change by ANYD in its accounting methods, principles or practices (other than as required after the date hereof by concurrent changes in generally accepted accounting principles), (ii) any revaluation by ANYD of any of its assets having a Material Adverse Effect on ANYD, including, without limitation, any write-down of the value of any assets other than in the ordinary course of business or (iii) any other action or event that would have required the consent of any other party hereto pursuant to Section 4.1 of this Agreement had such action or event occurred after the date of this Agreement.

     Section 2.9. Litigation. Except as publicly disclosed by ANYD in the ANYD SEC Reports, there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of ANYD, threatened against ANYD or any of its subsidiaries or any of their respective properties or assets before any Governmental Entity which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on ANYD or could reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement. Except as publicly disclosed by ANYD in the ANYD SEC Reports, ANYD is not subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen in the future, could reasonably be expected to have a Material Adverse Effect on ANYD or could reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby.

     Section 2.10. Compliance with Applicable Law. Except as publicly disclosed by ANYD in the ANYD SEC Reports, ANYD holds all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the `'ANYD Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which would not have a Material Adverse Effect on ANYD. Except as publicly disclosed by ANYD in the ANYD SEC Reports, ANYD is in compliance with the terms of the ANYD Permits, except where the failure so to comply would not have a Material Adverse Effect on ANYD. Except as publicly disclosed by ANYD in the ANYD SEC Reports, the business of ANYD is not being conducted in violation of any law, ordinance or regulation of any Governmental Entity except that no representation or warranty is made in this Section 2.10 with respect to Environmental Laws (as defined in Section
2.12 below) and except for violations or possible violations which do not, and, insofar as reasonably can be foreseen, in the future will not, have a Material Adverse Effect on ANYD. Except as publicly disclosed by ANYD in the ANYD SEC Reports, no investigation or review by any Governmental Entity with respect to ANYD is pending or, to the knowledge of ANYD, threatened, nor, to the knowledge of ANYD, has any Governmental Entity indicated an intention to conduct the same, other than, in each case, those which ANYD reasonably believes will not have a Material Adverse Effect on ANYD.

     Section 2.11. Employee Benefit Plans; Labor Matters.

     (a) Except as set forth in Section 2.11(a) of the ANYD Disclosure Schedule with respect to each employee benefit plan, program, policy, arrangement and contract (including, without limitation, any "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), maintained or contributed to at any time by ANYD or any entity required to be aggregated with ANYD pursuant to Section 414 of the Code (each, a "ANYD Employee Plan"), no event has occurred and to the knowledge of ANYD, no condition or set of circumstances exists in connection with which ANYD could reasonably be expected to be subject to any liability which would have a Material Adverse Effect on ANYD.

     (b) (i) No ANYD Employee Plan is or has been subject to Title IV of ERISA or Section 412 of the Code; and (ii) each ANYD Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code is the subject of a favorable Internal Revenue Service determination letter, and nothing has occurred which could reasonably be expected to adversely affect such determination.

     (c) Section 2.11(c) of the ANYD Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of each person who holds any ANYD Stock Options, together with the number of ANYD Shares which are subject to such option, the date of grant of such option, the extent to which such option is vested (or will become vested as a result of the Merger), the option price of such option (to the extent determined as of the date hereof), whether such option is a nonqualified stock option or is intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code, and the expiration date of such option. Section 2.11(c) of the ANYD Disclosure Schedule also sets forth the total number of such incentive stock options and such nonqualified options. ANYD has furnished SHARECOM with complete copies of the plans pursuant to which the ANYD Stock Options were issued. Other than the automatic vesting of ANYD Stock Options that may occur without any action on the part of ANYD or its officers or directors, ANYD has not taken any action that would result in any ANYD Stock Options that are unvested becoming vested in connection with or as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     (d) ANYD has made available to SHARECOM (i) a description of the terms of employment and compensation arrangements of all officers of ANYD and a copy of each such agreement currently in effect; (ii) copies of all agreements with consultants who are individuals obligating ANYD to make annual cash payments in an amount exceeding $60,000; (iii) a schedule listing all officers of ANYD who have executed a non-competition agreement with ANYD and a copy of each such agreement currently in effect; (iv) copies (or descriptions) of all severance agreements, programs and policies of ANYD with or relating to its employees, except programs and policies required to be maintained by law; and (v) copies of all plans, programs, agreements and other arrangements of ANYD with or relating to its employees which contain change in control provisions all of which are set forth in Section 2.11(d) of the ANYD Disclosure Schedule.

     (e) There shall be no payment, accrual of additional benefits, acceleration of payments, or vesting in any benefit under any ANYD Employee Plan or any agreement or arrangement disclosed under this Section 2.11 solely by reason of entering into or in connection with the transactions contemplated by this Agreement.

     (f) There are no controversies pending or, to the knowledge of ANYD, threatened, between ANYD and any of their employees, which controversies have or could reasonably be expected to have a Material Adverse Effect on ANYD. Neither ANYD nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by ANYD or any of its subsidiaries (and neither ANYD nor any of its subsidiaries has any outstanding material liability with respect to any terminated collective bargaining agreement or labor union contract), nor does ANYD know of any activities or proceedings of any labor union to organize any of its or employees. ANYD has no knowledge of any strike, slowdown, work stoppage, lockout or threat thereof, by or with respect to any of its employees.

     Section 2.12. Environmental Laws and Regulations.

     (a) Except as publicly disclosed by ANYD in the ANYD SEC Reports, (i) ANYD is in material compliance with all applicable federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) (collectively, "Environmental Laws"), except for non-compliance that would not have a Material Adverse Effect on ANYD, which compliance includes, but is not limited to, the possession by ANYD of all material permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) ANYD has not received written notice of, or, to the knowledge of ANYD, is the subject of, any action, cause of action, claim, investigation, demand or notice by any person or entity alleging liability under or non-compliance with any Environmental Law (an ''Environmental Claim") that could reasonably be expected to have a Material Adverse Effect on ANYD; and (iii) to the knowledge of ANYD, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future.

     (b) Except as publicly disclosed by ANYD, there are no Environmental Claims which could reasonably be expected to have a Material Adverse Effect on ANYD that are pending or, to the knowledge of ANYD, threatened against ANYD or, to the knowledge of ANYD, against any person or entity whose liability for any Environmental Claim ANYD has or may have retained or assumed either contractually or by operation of law.

     Section 2.13. Tax Matters.

     (a) Except as set forth in Section 2.13 of the ANYD Disclosure Schedule:
(i) ANYD has filed or has had filed on its behalf in a timely manner (within any applicable extension periods) with the appropriate Governmental Entity all income and other material Tax Returns (as defined herein) with respect to Taxes (as defined herein) of ANYD and all Tax Returns were in all material respects true, complete and correct; (ii) all material Taxes with respect to ANYD have been paid in full or have been provided for in accordance with GAAP on ANYD's most recent balance sheet which is part of the ANYD SEC Documents.
(iii) there are no outstanding agreements or waivers extending the statutory period of limitations applicable to any federal, state, local or foreign income or other material Tax Returns required to be filed by or with respect to ANYD; (iv) to the knowledge of ANYD none of the Tax Returns of or with respect to ANYD is currently being audited or examined by any Governmental Entity; and (v) no deficiency for any income or other material Taxes has been assessed with respect to ANYD which has not been abated or paid in full.

     (b) For purposes of this Agreement, (i) "Taxes" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, sales, use, ad valorem, goods and services, capital, transfer, franchise, profits, license, withholding, payroll, employment, employer health, excise, estimated, severance, stamp, occupation, property or other taxes, customs duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority and (ii) "Tax Return" shall mean any report, return, documents declaration or other information or filing required to be supplied to any taxing authority or jurisdiction with respect to Taxes.

     Section 2.14. Title to Property. ANYD has good and defensible title to all of its properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which, individually or in the aggregate, would not have a Material Adverse Effect on ANYD; and, to ANYD's knowledge, all leases pursuant to which ANYD leases from others real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, to the knowledge of ANYD, under any of such leases, any existing material default or event of default (or event which with notice of lapse of time, or both, would constitute a default and in respect of which ANYD has not taken adequate steps to prevent such a default from occurring) except where the lack of such good standing, validity and effectiveness, or the existence of such default or event, would not have a Material Adverse Effect on ANYD.

     Section 2.15. Intellectual Property.

     (a) ANYD owns, or possesses adequate licenses or other valid rights to use, all existing United States and foreign patents, trademarks, trade names, service marks, copyrights, trade secrets and applications therefor that are material to its business as currently conducted (the "ANYD Intellectual Property Rights"). However, pursuant to subsection 2.0 herein, the Intellectual Property Rights are being exchanged for existing debt in the sum of approximately $303,427.85.

     (b) The validity of the ANYD Intellectual Property Rights and the title thereto of ANYD is not being questioned in any litigation to which ANYD is a party.

     (c) Except as set forth in Section 2.15(c) of the ANYD Disclosure Schedule, the conduct of the business of ANYD as now conducted does not, to ANYD's knowledge, infringe any valid patents, trademarks, trade names, service marks or copyrights of others. The consummation of the transactions completed hereby will not result in the loss or impairment of any ANYD Intellectual Property Rights.

     (d) ANYD has taken steps it believes appropriate to protect and maintain its trade secrets as such, except in cases where ANYD has elected to rely on patent or copyright protection in lieu of trade secret protection.

     (e) The ANYD Intellectual Property Rights referenced herein are being transferred, along with the physical equipment related thereto, to the major creditor of ANYD (in addition to the payment of $90,000) in exchange for relieving ANYD of its obligation to repay $303,427.85 of loans. The transfer of the Intellectual Property Rights and the relief from the liability will occur concurrent with the Effective Date of the Merger.

     Section 2.16. Insurance. ANYD currently does not maintain general liability and other business insurance.

     Section 2.17. Vote Required. The affirmative vote of the holders of at least a majority of the outstanding ANYD Shares is the only vote of the holders of any class or series of ANYD's capital stock necessary to approve and adopt this Agreement and the Merger.

     Section 2.18. Tax Treatment. Neither ANYD nor, to the knowledge of ANYD, any of its affiliates has taken or agreed to take action that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.

     Section 2.19. Affiliates. Except for Principal ANYD Stockholders and the directors and executive officers of ANYD, each of whom is listed in Section
2.19 of the ANYD Disclosure Schedule, there are no persons who, to the knowledge of ANYD, may be deemed to be affiliates of ANYD under Rule 1-02(b) of Regulation S-X of the SEC (the "ANYD Affiliates").

     Section 2.20. Certain Business Practices. None of ANYD or any directors, officers, agents or employees of ANYD has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended (the "FCPA"), or (iii) made any other unlawful payment.

     Section 2.21. Insider Interests. Except as set forth in Section 2.21 of the ANYD Disclosure Schedule, neither the principal ANYD shareholders nor any officer or director of ANYD has any interest in any material property, real or personal, tangible or intangible, including without limitation, any computer software or ANYD Intellectual Property Rights, used in or pertaining to the business of ANYD, expect for the ordinary rights of a stockholder or employee stock optionholder.

     Section 2.22. Opinion of Financial Adviser. No advisers, as of the date hereof, have delivered to the ANYD Board a written opinion to the effect that, as of such date, the exchange ratio contemplated by the Merger is fair to the holders of ANYD Shares.

     Section 2.23. Brokers. No broker, finder or investment banker (other than the ANYD Financial Adviser, a true and correct copy of whose engagement agreement has been provided to SHARECOM) is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of ANYD.

     Section 2.24. Disclosure. No representation or warranty of ANYD in this Agreement or any certificate, schedule, document or other instrument furnished or to be furnished to SHARECOM pursuant hereto or in connection herewith contains, as of the date of such representation, warranty or instrument, or will contain any untrue statement of a material fact or, at the date thereof, omits or will omit to state a material fact necessary to make any statement herein or therein, in light of the circumstances under which such statement is or will be made, not misleading.

     Section 2.25. No Existing Discussions. As of the date hereof, ANYD is not engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to any Third Party Acquisition (as defined in Section 4.4).

     Section 2.26. Material Contracts.

     (a) ANYD has delivered or otherwise made available to SHARECOM true, correct and complete copies of all contracts and agreements (and all amendments, modifications and supplements thereto and all side letters to which ANYD is a party affecting the obligations of any party thereunder) to which ANYD is a party or by which any of its properties or assets are bound that are, material to the business, properties or assets of ANYD taken as a whole, including, without limitation, to the extent any of the following are, individually or in the aggregate, material to the business, properties or assets of ANYD taken as a whole, all: (i) employment, product design or development, personal services, consulting, non-competition, severance, golden parachute or indemnification contracts (including, without limitation, any contract to which ANYD is a party involving employees of ANYD); (ii) licensing, publishing, merchandising or distribution agreements; (iii) contracts granting rights of first refusal or first negotiation; (iv) partnership or joint venture agreements; (v) agreements for the acquisition, sale or lease of material properties or assets or stock or otherwise entered into since March 31, 2001; (vi) contracts or agreements with any Governmental Entity. and (vii) all commitments and agreements to enter into any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 4.1 hereof, the "ANYD Contracts"). ANYD is not a party to or bound by any severance, golden parachute or other agreement with any employee or consultant pursuant to which such person would be entitled to receive any additional compensation or an accelerated payment of compensation as a result of the consummation of the transactions contemplated hereby.

     (b) Each of the ANYD Contracts is valid and enforceable in accordance with its terms, and there is no default under any ANYD Contract so listed either by ANYD or, to the knowledge of ANYD, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by ANYD or, to the knowledge of ANYD, any other party, in any such case in which such default or event could reasonably be expected to have a Material Adverse Effect on ANYD.

     (c) No party to any such ANYD Contract has given notice to ANYD of or made a claim against ANYD with respect to any breach or default thereunder, in any such case in which such breach or default could reasonably be expected to have a Material Adverse Effect on ANYD.

                                  ARTICLE 3

                 Representations and Warranties of SHARECOM

     Except as set forth on the Disclosure Schedule delivered by SHARECOM to ANYD (the "SHARECOM Disclosure Schedule"), SHARECOM hereby represents and warrants to ANYD as follows:

     Section 3.1. Organization and Qualification.

     (a) Each of SHARECOM and its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a Material Adverse Effect (as defined below) on SHARECOM. When used in connection with SHARECOM, the term "Material Adverse Effect'' means any change or effect (i) that is or is reasonably likely to be materially adverse to the business, results of operations, condition (financial or otherwise) or prospects of SHARECOM and its subsidiaries, taken as a whole, other than any change or effect arising out of general economic conditions unrelated to any businesses in which SHARECOM and its subsidiaries are engaged, or (ii) that may impair the ability of SHARECOM to consummate the transactions contemplated hereby.

     (b) SHARECOM has heretofore delivered to ANYD accurate and complete copies of the Certificate of Incorporation and Bylaws (or similar governing documents), as currently in effect, of SHARECOM. Each of SHARECOM and its subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect on SHARECOM.

     Section 3.2. Capitalization of SHARECOM.

     (a) As of March 31, 2001, the authorized capital stock of SHARECOM consists of; (i) Ten Thousand (10,000) SHARECOM common Shares, no par value, 1,000 Common Shares were issued and outstanding, and (ii) no preferred shares were authorized. All of the outstanding SHARECOM Shares have been duly authorized and validly issued, and are fully paid, nonassessable and free of preemptive rights.

     (b) Except as set forth in Section 3.2(b) of the SHARECOM Disclosure Schedule, SHARECOM is the record and beneficial owner of all of the issued and outstanding shares of capital stock of its subsidiaries.

     (c) Except as set forth in Section 3.2(c) of the SHARECOM Disclosure Schedule, between March 31, 2001 and the date hereof, no shares of SHARECOM's capital stock have been issued and no SHARECOM Stock options have been granted. Except as set forth in Section 3.2(a) above, as of the date hereof, there are no outstanding (i) shares of capital stock or other voting securities of SHARECOM, (ii) securities of SHARECOM or its subsidiaries convertible into or exchangeable for shares of capital stock or voting securities of SHARECOM, (iii) options or other rights to acquire from SHARECOM or its subsidiaries, or obligations of SHARECOM or its subsidiaries to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of SHARECOM, or (iv) equity equivalents, interests in the ownership or earnings of SHARECOM or its subsidiaries or other similar rights (collectively, "SHARECOM Securities"). As of the date hereof, there are no outstanding obligations of SHARECOM or any of its subsidiaries to repurchase, redeem or otherwise acquire any SHARECOM Securities. There are no stockholder agreements, voting trusts or other agreements or understandings to which SHARECOM is a party or by which it is bound relating to the voting or registration of any shares of capital stock of SHARECOM.

     (d) Except as set forth in Section 3.2(d) of the SHARECOM Disclosure Schedule, there are no securities of SHARECOM convertible into or exchangeable for, no options or other rights to acquire from SHARECOM, and no other contract, understanding, arrangement or obligation (whether or not contingent) providing for the issuance or sale, directly or indirectly, of any capital stock or other ownership interests in, or any other securities of, any subsidiary of SHARECOM.

     (e) The SHARECOM Shares constitute the only class of equity securities of SHARECOM or its subsidiaries.

     (f) Except as set forth in Section 3.2(f) of the SHARECOM Disclosure Schedule, SHARECOM does not own directly or indirectly more than fifty percent (50%) of the outstanding voting securities or interests (including membership interests) of any entity.

     Section 3.3. Authority Relative to this Agreement; Recommendation.

     (a) SHARECOM has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of SHARECOM (the "SHARECOM Board"), and no other corporate proceedings on the part of SHARECOM are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, except, as referred to in Section 3.17, the approval and adoption of this Agreement by the holders of at least a majority of the then outstanding SHARECOM Shares. This Agreement has been duly and validly executed and delivered by SHARECOM and constitutes a valid, legal and binding agreement of SHARECOM, enforceable against SHARECOM in accordance with its terms.

     (b) The SHARECOM Board has resolved to recommend that the stockholders of SHARECOM approve and adopt this Agreement.

     Section 3.4. SEC Reports; Financial Statements. SHARECOM is not required to file forms, reports and documents with the SEC. SHARECOM has heretofore made available or promptly will make available to ANYD a complete and correct copy of SHARECOM's audited financial statements dated December 31, 2000, and unaudited financial statements for the period ending March 31, 2001, to be filed with the SEC in an 8K filing post merger.


     Section 3.5. Information Supplied. None of the information supplied or to be supplied by SHARECOM for inclusion or incorporation by reference to (i) the 8-K will, at the time the 8-K is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Proxy Statement will, at the date mailed to stockholders of ANYD, if any, and at the times of the meeting or meetings of stockholders of ANYD to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as it relates to the meeting of SHARECOM's stockholders to vote on the Merger, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder, and the 8-K will comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations thereunder.

     Section 3.6. Consents and Approvals; No Violations. Except as set forth in Section 3.6 of the SHARECOM Disclosure Schedule, and for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or blue sky laws, the HSR Act, the rules of the NASD, and the filing and recordation of the Merger Certificate as required by the NGCL, no filing with or notice to, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery by SHARECOM of this Agreement or the consummation by SHARECOM of the transactions contemplated hereby, except where the failure to obtain such permits, authorizations consents or approvals or to make such filings or give such notice would not have a Material Adverse Effect on SHARECOM.

     Neither the execution, delivery and performance of this Agreement by SHARECOM nor the consummation by SHARECOM of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective Certificate of Incorporation or Bylaws (or similar governing documents) of SHARECOM or any of SHARECOM's subsidiaries, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which SHARECOM or any of SHARECOM's subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to SHARECOM or any of SHARECOM's subsidiaries or any of their respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which would not have a Material Adverse Effect on SHARECOM.

     Section 3.7. No Default. None of SHARECOM or any of its subsidiaries is in breach, default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a breach, default or violation) of any term, condition or provision of (i) its Certificate of Incorporation or Bylaws (or similar governing documents), (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which SHARECOM or any of its subsidiaries is now a party or by which any of them or any of their respective properties or assets may be bound or (iii) any order, writ, injunction, decree, law, statute, rule or regulation applicable to SHARECOM, its subsidiaries or any of their respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults that would not have a Material Adverse Effect on SHARECOM. Each note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which SHARECOM or any of its subsidiaries is now a party or by which any of them or any of their respective properties or assets may be bound that is material to SHARECOM and its subsidiaries taken as a whole and that has not expired is in full force and effect and is not subject to any material default thereunder of which SHARECOM is aware by any party obligated to SHARECOM or any subsidiary thereunder.

     Section 3.8. No Undisclosed Liabilities; Absence of Changes. Except as and to the extent disclosed by SHARECOM in the SHARECOM, none of SHARECOM or its subsidiaries had any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by generally accepted accounting principles to be reflected on a consolidated balance sheet of SHARECOM and its consolidated subsidiaries (including the notes thereto) or which would have a Material Adverse Effect on SHARECOM. Except as disclosed by SHARECOM, none of SHARECOM or its subsidiaries has incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, which could reasonably be expected to have, and there have been no events, changes or effects with respect to SHARECOM or its subsidiaries having or which could reasonably be expected to have, a Material Adverse Effect on SHARECOM. Except as and to the extent disclosed by SHARECOM there has not been (i) any material change by SHARECOM in its accounting methods, principles or practices (other than as required after the date hereof by concurrent changes in generally accepted accounting principles), (ii) any revaluation by SHARECOM of any of its assets having a Material Adverse Effect on SHARECOM, including, without limitation, any write-down of the value of any assets other than in the ordinary course of business or (iii) any other action or event that would have required the consent of any other party hereto pursuant to Section 4.2 of this Agreement had such action or event occurred after the date of this Agreement.

     Section 3.9. Litigation. Except as set forth in Schedule 3.9 of the SHARECOM Disclosure Schedule there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of SHARECOM, threatened against SHARECOM or any of its subsidiaries or any of their respective properties or assets before any Governmental Entity which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on SHARECOM or could reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement. Except as disclosed by SHARECOM, none of SHARECOM or its subsidiaries is subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen in the future, could reasonably be expected to have a Material Adverse Effect on SHARECOM or could reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby.

     Section 3.10. Compliance with Applicable Law. Except as disclosed by SHARECOM, SHARECOM and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "SHARECOM Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which would not have a Material Adverse Effect on SHARECOM. Except as disclosed by SHARECOM, SHARECOM and its subsidiaries are in compliance with the terms of the SHARECOM Permits, except where the failure so to comply would not have a Material Adverse Effect on SHARECOM. Except as disclosed by SHARECOM, the businesses of SHARECOM and its subsidiaries are not being conducted in violation of any law, ordinance or regulation of any Governmental Entity except that no representation or warranty is made in this Section 3.10 with respect to Environmental Laws and except for violations or possible violations which do not, and, insofar as reasonably can be foreseen, in the future will not, have a Material Adverse Effect on SHARECOM. Except as disclosed by SHARECOM no investigation or review by any Governmental Entity with respect to SHARECOM or its subsidiaries is pending or, to the knowledge of SHARECOM, threatened, nor, to the knowledge of SHARECOM, has any Governmental Entity indicated an intention to conduct the same, other than, in each case, those which SHARECOM reasonably believes will not have a Material Adverse Effect on SHARECOM.

     Section 3.11. Employee Benefit Plans; Labor Matters.

     (a) With respect to each employee benefit plan, program, policy, arrangement and contract (including, without limitation, any "employee benefit plan," as defined in Section 3(3) of ERISA), maintained or contributed to at any time by SHARECOM, any of its subsidiaries or any entity required to be aggregated with SHARECOM or any of its subsidiaries pursuant to Section 414 of the Code (each, a "SHARECOM Employee Plan"), no event has occurred and, to the knowledge of SHARECOM, no condition or set of circumstances exists in connection with which SHARECOM or any of its subsidiaries could reasonably be expected to be subject to any liability which would have a Material Adverse Effect on SHARECOM.

     (b) (i) No SHARECOM Employee Plan is or has been subject to Title IV of ERISA or Section 412 of the Code; and (ii) each SHARECOM Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code is the subject of a favorable Internal Revenue Service determination letter, and nothing has occurred which could reasonably be expected to adversely affect such determination.

     (c) Section 3.11(c) of the SHARECOM Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of each person who holds any SHARECOM Stock Options, together with the number of SHARECOM Shares which are subject to such option, the date of grant of such option, the extent to which such option is vested (or will become vested as a result of the Merger), the option price of such option (to the extent determined as of the date hereof), whether such option is a nonqualified stock option or is intended to qualify as an incentive stock option within the meaning of
Section 422(b) of the Code, and the expiration date of such option. Section 3.11(c) of the SHARECOM Disclosure Schedule also sets forth the total number of such incentive stock options and such nonqualified options. SHARECOM has furnished ANYD with complete copies of the plans pursuant to which the SHARECOM Stock Options were issued. Other than the automatic vesting of SHARECOM Stock Options that may occur without any action on the part of SHARECOM or its officers or directors, SHARECOM has not taken any action that would result in any SHARECOM Stock Options that are unvested becoming vested in connection with or as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     (d) SHARECOM has made available to ANYD (i) a description of the terms of employment and compensation arrangements of all officers of SHARECOM and a copy of each such agreement currently in effect; (ii) copies of all agreements with consultants who are individuals obligating SHARECOM to make annual cash payments in an amount exceeding $60,000; (iii) a schedule listing all officers of SHARECOM who have executed a non-competition agreement with SHARECOM and a copy of each such agreement currently in effect; (iv) copies (or descriptions) of all severance agreements, programs and policies of SHARECOM with or relating to its employees, except programs and policies required to be maintained by law; and (v) copies of all plans, programs, agreements and other arrangements of the SHARECOM with or relating to its employees which contain change in control provisions.

     (e) Except as disclosed in Section 3.11(e) of the SHARECOM Disclosure Schedule there shall be no payment, accrual of additional benefits, acceleration of payments, or vesting in any benefit under any SHARECOM Employee Plan or any agreement or arrangement disclosed under this Section
3.11 solely by reason of entering into or in connection with the transactions contemplated by this Agreement.

     (f) There are no controversies pending or, to the knowledge of SHARECOM threatened, between SHARECOM or any of its subsidiaries and any of their respective employees, which controversies have or could reasonably be expected to have a Material Adverse Effect on SHARECOM. Neither SHARECOM nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by SHARECOM or any of its subsidiaries (and neither SHARECOM nor any of its subsidiaries has any outstanding material liability with respect to any terminated collective bargaining agreement or labor union contract), nor does SHARECOM know of any activities or proceedings of any labor union to organize any of its or any of its subsidiaries' employees. SHARECOM has no knowledge of any strike, slowdown, work stoppage, lockout or threat thereof by or with respect to any of its or any of its subsidiaries' employees.

     Section 3.12. Environmental Laws and Regulations.

     (a) Except as disclosed by SHARECOM, (i) each of SHARECOM and its subsidiaries is in material compliance with all Environmental Laws, except for non-compliance that would not have a Material Adverse Effect on SHARECOM, which compliance includes, but is not limited to, the possession by SHARECOM and its subsidiaries of all material permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) none of SHARECOM or its subsidiaries has received written notice of, or, to the knowledge of SHARECOM, is the subject of, any Environmental Claim that could reasonably be expected to have a Material Adverse Effect on SHARECOM; and (iii) to the knowledge of SHARECOM, there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future.

     (b) Except as disclosed by SHARECOM, there are no Environmental Claims which could reasonably be expected to have a Material Adverse Effect on SHARECOM that are pending or, to the knowledge of SHARECOM, threatened against SHARECOM or any of its subsidiaries or, to the knowledge of SHARECOM, against any person or entity whose liability for any Environmental Claim SHARECOM or its subsidiaries has or may have retained or assumed either contractually or by operation of law.

     Section 3.13. Tax Matters. Except as set forth in Section 3.13 of the SHARECOM Disclosure Schedule: (i) SHARECOM and each of its subsidiaries has filed or has had filed on its behalf in a timely manner (within any applicable extension periods) with the appropriate Governmental Entity all income and other material Tax Returns with respect to Taxes of SHARECOM and each of its subsidiaries and all Tax Returns were in all material respects true, complete and correct; (ii) all material Taxes with respect to SHARECOM and each of its subsidiaries have been paid in full or have been provided for in accordance with GAAP on SHARECOM's most recent balance sheet which is part of the SHARECOM SEC Documents; (iii) there are no outstanding agreements or waivers extending the statutory period of limitations applicable to any federal, state, local or foreign income or other material Tax Returns required to be filed by or with respect to SHARECOM or its subsidiaries; (iv) to the knowledge of SHARECOM none of the Tax Returns of or with respect to SHARECOM or any of its subsidiaries is currently being audited or examined by any Governmental Entity; and (v) no deficiency for any income or other material Taxes has been assessed with respect to SHARECOM or any of its subsidiaries which has not been abated or paid in full.

     Section 3.14. Title to Property. SHARECOM and each of its subsidiaries have good and defensible title to all of their properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which, individually or in the aggregate, would not have a Material Adverse Effect on SHARECOM; and, to SHARECOM's knowledge, all leases pursuant to which SHARECOM or any of its subsidiaries lease from others real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, to the knowledge of SHARECOM, under any of such leases, any existing material default or event of default (or event which with notice or lapse of time, or both, would constitute a material default and in respect of which SHARECOM or such subsidiary has not taken adequate steps to prevent such a default from occurring) except where the lack of such good standing, validity and effectiveness, or the existence of such default or event of default would not have a Material Adverse Effect on SHARECOM.

     Section 3.15. Intellectual Property.

     (a) Each of SHARECOM and its subsidiaries owns, or possesses adequate licenses or other valid rights to use, all existing United States and foreign patents, trademarks, trade names, services marks, copyrights, trade secrets, and applications therefor that are material to its business as currently conducted (the "SHARECOM Intellectual Property Rights").

     (b) Except as set forth in Section 3.15(b) of the SHARECOM Disclosure Schedule the validity of the SHARECOM Intellectual Property Rights and the title thereto of SHARECOM or any subsidiary, as the case may be, is not being questioned in any litigation to which SHARECOM or any subsidiary is a party.

     (c) The conduct of the business of SHARECOM and its subsidiaries as now conducted does not, to SRCis knowledge, infringe any valid patents, trademarks, tradenames, service marks or copyrights of others. The consummation of the transactions contemplated hereby will not result in the loss or impairment of any SHARECOM Intellectual Property Rights.

     (d) Each of SHARECOM and its subsidiaries has taken steps it believes appropriate to protect and maintain its trade secrets as such, except in cases where SHARECOM has elected to rely on patent or copyright protection in lieu of trade secret protection.

     Section  3.16. Insurance. SHARECOM and its subsidiaries maintain general
liability  and  other  business  insurance  that  SHARECOM  believes  to   be
reasonably prudent for its business.

     Section 3.17. Vote Required. The affirmative vote of the holders of at least a majority of the outstanding SHARECOM Shares is the only vote of the holders of any class or series of SHARECOM's capital stock necessary to approve and adopt this Agreement and the Merger.

     Section 3.18. Tax Treatment. Neither SHARECOM nor, to the knowledge of SHARECOM, any of its affiliates has taken or agreed to take any action that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.

     Section 3.19. Affiliates. Except for the directors and executive officers of SHARECOM, each of whom is listed in Section 3.19 of the SHARECOM Disclosure Schedule, there are no persons who, to the knowledge of SHARECOM, may be deemed to be affiliates of SHARECOM under Rule 1-02(b) of Regulation S-X of the SEC (the "SHARECOM Affiliates").

     Section 3.20. Certain Business Practices. None of SHARECOM, any of its subsidiaries or any directors, officers, agents or employees of SHARECOM or any of its subsidiaries has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the FCPA, or (iii) made any other unlawful payment.

     Section 3.21. Insider Interests. Except as set forth in Section 3.21 of the SHARECOM Disclosure Schedule, no officer or director of SHARECOM has any interest in any material property, real or personal, tangible or intangible, including without limitation, any computer software or SHARECOM Intellectual Property Rights, used in or pertaining to the business of SHARECOM or any subsidiary, except for the ordinary rights of a stockholder or employee stock optionholder.

     Section 3.22. Opinion of Financial Adviser. No advisers, as of the date hereof, have delivered to the SHARECOM Board a written opinion to the effect that, as of such date, the exchange ratio contemplated by the Merger is fair to the holders of SHARECOM Shares.

     Section 3.23. Brokers. No broker, finder or investment banker is entitled to any brokerage, finders or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of SHARECOM.

     Section 3.24. Disclosure. No representation or warranty of SHARECOM in this Agreement or any certificate, schedule, document or other instrument furnished or to be furnished to ANYD pursuant hereto or in connection herewith contains, as of the date of such representation, warranty or instrument, or will contain any untrue statement of a material fact or, at the date thereof, omits or will omit to state a material fact necessary to make any statement herein or therein, in light of the circumstances under which such statement is or will be made, not misleading.

     Section 3.25. No Existing Discussions. As of the date hereof, SHARECOM is not engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to any Third Party Acquisition (as defined in Section 5.4).

     Section 3.26. Material Contracts.

     (a) SHARECOM has delivered or otherwise made available to ANYD true, correct and complete copies of all contracts and agreements (and all amendments, modifications and supplements thereto and all side letters to which SHARECOM is a party affecting the obligations of any party thereunder) to which SHARECOM or any of its subsidiaries is a party or by which any of their properties or assets are bound that are, material to the business, properties or assets of SHARECOM and its subsidiaries taken as a whole, including, without limitation, to the extent any of the following are, individually or in the aggregate, material to the business, properties or assets of SHARECOM and its subsidiaries taken as a whole, all: (i) employment, product design or development, personal services, consulting, non-competition, severance, golden parachute or indemnification contracts (including, without limitation, any contract to which SHARECOM is a party involving employees of SHARECOM); (ii) licensing, publishing, merchandising or distribution agreements; (iii) contracts granting rights of first refusal or first negotiation; (iv) partnership or joint venture agreements; (v) agreements for the acquisition, sale or lease of material properties or assets or stock or otherwise. (vi) contracts or agreements with any Governmental Entity; and (vii) all commitments and agreements to enter into any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 5.2 hereof, the 'SHARECOM Contracts"). Neither SHARECOM nor any of its subsidiaries is a party to or bound by any severance, golden parachute or other agreement with any employee or consultant pursuant to which such person would be entitled to receive any additional compensation or an accelerated payment of compensation as a result of the consummation of the transactions contemplated hereby.

     (b) Each of the SHARECOM Contracts is valid and enforceable in accordance with its terms, and there is no default under any SHARECOM Contract so listed either by SHARECOM or, to the knowledge of SHARECOM, by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by SHARECOM or, to the knowledge of SHARECOM, any other party, in any such case in which such default or event could reasonably be expected to have a Material Adverse Effect on SHARECOM.

     (c) No party to any such SHARECOM Contract has given notice to SHARECOM of or made a claim against SHARECOM with respect to any breach or default thereunder, in any such case in which such breach or default could reasonably be expected to have a Material Adverse Effect on SHARECOM.

                                  ARTICLE 4

                                  Covenants

     Section 4.1. Conduct of Business of ANYD. Except as contemplated by this Agreement or as described in Section 4.1 of the ANYD Disclosure Schedule, during the period from the date hereof to the Effective Time, ANYD will conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, seek to preserve intact its current business organization, keep available the service of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or as described in Section 4.1 of the ANYD Disclosure Schedule, prior to the Effective Time, ANYD will not, without the prior written consent of SHARECOM:

     (a) amend its Certificate of Incorporation or Bylaws (or other similar governing instrument);

     (b) amend the terms of any stock of any class or any other securities (except bank loans) or equity equivalents.

     (c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of its capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities;

     (d)  adopt  a  plan  of  complete or partial  liquidation,  dissolution,
merger,    consolidation,    restructuring,   recapitalization    or    other
reorganization of ANYD (other than the Merger);

     (e) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings or issuances of letters of credit under existing lines of credit in the ordinary course of business; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person.
(iii) make any loans, advances or capital contributions to, or investments in, any other person; (iv) pledge or otherwise encumber shares of capital stock of ANYD; or (v) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material Lien thereupon (other than tax Liens for taxes not yet due);

     (f) except as may be required by law, enter into, adopt or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee in any manner, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, without limitation, the granting of stock appreciation rights or performance units); provided, however, that this paragraph (f) shall not prevent ANYD from (i) entering into employment agreements or severance agreements with employees in the ordinary course of business and consistent with past practice or (ii) increasing annual compensation and/or providing for or amending bonus arrangements for employees for fiscal 1999 in the ordinary course of year-end compensation reviews consistent with past practice and paying bonuses to employees for fiscal 1999 in amounts previously disclosed to SHARECOM (to the extent that such compensation increases and new or amended bonus arrangements do not result in a material increase in benefits or compensation expense to ANYD);

     (g) acquire, sell, lease or dispose of any assets in any single transaction or series of related transactions (other than in the ordinary course of business);

     (h) except as may be required as a result of a change in law or in generally accepted accounting principles, change any of the accounting principles or practices used by it;

     (i) revalue in any material respect any of its assets including, without limitation, writing down the value of inventory or writing-off notes or accounts receivable other than in the ordinary course of business;

     (j) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein; (ii) enter into any contract or agreement other than in the ordinary course of business consistent with past practice which would be material to ANYD; (iii) authorize any new capital expenditure or expenditures which, individually is in excess of $1,000 or, in the aggregate, are in excess of $5,000; provided, however that none of the foregoing shall limit any capital expenditure required pursuant to existing contracts;

     (k) make any tax election or settle or compromise any income tax liability material to ANYD;

     (l) settle or compromise any pending or threatened suit, action or claim which (i) relates to the transactions contemplated hereby or (ii) the settlement or compromise of which could have a Material Adverse Effect on ANYD;

     (m) commence any material research and development project or terminate any material research and development project that is currently ongoing, in either case, except pursuant to the terms of existing contracts or in the ordinary course of business; or

     (n) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.1(a) through 4.1(m) or any action which would make any of the representations or warranties of contained in this Agreement untrue or incorrect.

     Section 4.2. Conduct of Business of SHARECOM. Except as contemplated by this Agreement or as described in Section 4.2 of the SHARECOM Disclosure Schedule during the period from the date hereof to the Effective Time, SHARECOM will conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, seek to preserve intact its current business organization, keep available the service of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or as described in
Section 4.2 of the SHARECOM Disclosure Schedule, prior to the Effective Time, SHARECOM will not, without the prior written consent of ANYD:

     (a) amend its Certificate of Incorporation or Bylaws (or other similar governing instrument);

     (b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities (except bank loans) or equity equivalents (including, without limitation, any stock options or stock appreciation rights;

       (c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of its capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities;

     (d) adopt a plan of complete or partial liquidation, dissolution, merger consolidation, restructuring, recapitalization or other reorganization of SHARECOM (other than the Merger);

     (e) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings or issuances of letters of credit under existing lines of credit in the ordinary course of business. (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person;
(iii) make any loans, advances or capital contributions to or investments in, any other person; (iv) pledge or otherwise encumber shares of capital stock of SHARECOM or its subsidiaries; or (v) mortgage or pledge any of its material assets, tangible or intangible, or create or suffer to exist any material Lien thereupon (other than tax Liens for taxes not yet due);

     (f) except as may be required by law, enter into, adopt or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee in any manner, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, without limitation, the granting of stock appreciation rights or performance units); provided, however, that this paragraph (f) shall not prevent SHARECOM or its subsidiaries from (i) entering into employment agreements or severance agreements with employees in the ordinary course of business and consistent with past practice or (ii) increasing annual compensation and/or providing for or amending bonus arrangements for employees for fiscal 1999 in the ordinary course of yearend compensation reviews consistent with past practice and paying bonuses to employees for fiscal 1999 in amounts previously disclosed to (to the extent that such compensation increases and new or amended bonus arrangements do not result in a material increase in benefits or compensation expense to SHARECOM);

     (g) acquire, sell, lease or dispose of any assets in any single transaction or series of related transactions other than in the ordinary course of business;

     (h) except as may be required as a result of a change in law or in generally accepted accounting principles, change any of the accounting principles or practices used by it;

     (i) revalue in any material respect any of its assets, including, without limitation, writing down the value of inventory of writing-off notes or accounts receivable other than in the ordinary course of business;

     (j) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership, or other business organization or division thereof or any equity interest therein; (ii) enter into any contract or agreement other than in the ordinary course of business consistent with past practice which would be material to SHARECOM; (iii) authorize any new capital expenditure or expenditures which, individually, is in excess of $1,000 or, in the aggregate, are in excess of $5,000: provided, however that none of the foregoing shall limit any capital expenditure required pursuant to existing contracts;

     (k) make any tax election or settle or compromise any income tax liability material to SHARECOM and its subsidiaries taken as a whole;

     (l) settle or compromise any pending or threatened suit, action or claim which (i) relates to the transactions contemplated hereby or (ii) the settlement or compromise of which could have a Material Adverse Effect on SHARECOM;

     (m) commence any material research and development project or terminate any material research and development project that is currently ongoing, in either case, except pursuant to the terms of existing contracts or except in the ordinary course of business; or

     (n) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.2(a) through 4.2(m) or any action which would make any of the representations or warranties of the SHARECOM contained in this Agreement untrue or incorrect.

     Section 4.3. Preparation of 8-K and the Proxy Statement. ANYD shall promptly file with the SEC a Proxy Statement pertaining to the ANYD shareholders approval of the transaction contemplated herein. SHARECOM shall promptly prepare and file with the SEC an 8-K, after consummation of the Merger, which 8-K shall include all material SHARECOM information similar as to what would be required in an initial registration statement on Form 10-SB.

     Section 4.4. Other Potential Acquirers.

     (a) SHARECOM, its affiliates and their respective officers, directors, employees, representatives and agents shall immediately cease any existing discussions or negotiations, if any, with any parties conducted heretofore with respect to any Third Party Acquisition.

     Section 4.5. Meetings of Stockholders. Each of SHARECOM and ANYD shall take all action necessary, in accordance with the respective General Corporation Law of its respective state, and its respective certificate of incorporation and bylaws, to duly call, give notice of, convene and hold a meeting of its stockholders as promptly as practicable, to consider and vote upon the adoption and approval of this Agreement and the transactions contemplated hereby. The stockholder votes required for the adoption and approval of the transactions contemplated by this Agreement shall be the vote required by the NGCL and its charter and bylaws, in the case of ANYD and the Iowa Business Corporations Act, and its charter and bylaws, in the case of SHARECOM. ANYD and SHARECOM will, through their respective Boards of Directors, recommend to their respective stockholders approval of such matters

     Section 4.6. OTC:BB Listing. The parties shall use all reasonable efforts to cause the ANYD Shares, subject to Rule 144, to be traded on the Over-the-Counter Bulletin Board (OTC:BB).

     Section 4.7. Access to Information.

     (a) Between the date hereof and the Effective Time, ANYD will give SHARECOM and its authorized representatives, and SHARECOM will give ANYD and its authorized representatives, reasonable access to all employees, plants, offices, warehouses and other facilities and to all books and records of itself and its subsidiaries, will permit the other party to make such inspections as such party may reasonably require and will cause its officers and those of its subsidiaries to furnish the other party with such financial and operating data and other information with respect to the business and properties of itself and its subsidiaries as the other party may from time to time reasonably request.

     (b) Between the date hereof and the Effective Time, ANYD shall furnish to SHARECOM, and SHARECOM will furnish to ANYD, within 45 business days after the end of each quarter, quarterly statements prepared by such party in conformity with its past practices) as of the last day of the period then ended.

     (c) Each of the parties hereto will hold and will cause its consultants and advisers to hold in confidence all documents and information furnished to it in connection with the transactions contemplated by this Agreement.

     Section 4.8. Additional Agreements, Reasonable Efforts. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation,
(i) cooperating in the preparation and filing of the Proxy Statement and the 8-K, any filings that may be required under the HSR Act, and any amendments to any thereof; (ii) obtaining consents of all third parties and Governmental Entities necessary, proper or advisable for the consummation of the transactions contemplated by this Agreement; (iii) contesting any legal proceeding relating to the Merger and (iv) the execution of any additional instruments necessary to consummate the transactions contemplated hereby. Subject to the terms and conditions of this Agreement, SHARECOM and ANYD agree to use all reasonable efforts to cause the Effective Time to occur as soon as practicable after the stockholder votes with respect to the Merger. In case at any time after the Effective Time any further action is necessary to carry out the purposes of this Agreement, the proper officers and directors of each party hereto shall take all such necessary action.

     Section 4.9. Employee Benefits; Stock Option and Employee Purchase Plans. Subject to the provisions of Section 1.6(d) hereof, prior to the Effective Time, ANYD will take or cause to be taken all action necessary to adopt and or revise the employment agreements of Brad Nordling, Michele Smith, and Frank Richier with ANYD. It is the parties' present intent to provide after the Effective Time to employees of SHARECOM employee benefit plans (other than stock option or other plans involving the potential issuance of securities of ANYD) which, in the aggregate, are not less favorable than those currently provided by SHARECOM. Notwithstanding the foregoing, nothing contained herein shall be construed as requiring the parties to continue any specific employee benefit plans.

     Section 4.10. Public Announcements. SHARECOM, and ANYD will consult with one another before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement, including, without limitation, the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law or by obligations pursuant to any listing agreement with the NASD Over-the-Counter Bulletin Board (OTC:BB) as determined by SHARECOM or ANYD.

     Section 4.11. Indemnification.

     (a) To the extent, if any, not provided by an existing right under one of the parties' directors and officers liability insurance policies, from and after the Effective Time, ANYD shall, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, a director, officer or employee of the parties hereto or any subsidiary thereof (each an "Indemnified Party" and, collectively, the ''Indemnified Parties") against all losses, expenses (including reasonable attorneys' fees and expenses), claims, damages or liabilities or, subject to the proviso of the next succeeding sentence, amounts paid in settlement arising out of actions or omissions occurring at or prior to the Effective Time and whether asserted or claimed prior to, at or after the Effective
Time) that are in whole or in part (i) based on, or arising out of the fact that such person is or was a director, officer or employee of such party or a subsidiary of such party or (ii) based on, arising out of or pertaining to the transactions contemplated by this Agreement. In the event of any such loss expense, claim, damage or liability (whether or not arising before the Effective Time), (i) ANYD shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties, which counsel shall be reasonably satisfactory to ANYD, promptly after statements therefor are received and otherwise advance to such Indemnified Party upon request reimbursement of documented expenses reasonably incurred, in either case to the extent not prohibited by the NGCL or its certificate of incorporation or bylaws, (ii) ANYD will cooperate in the defense of any such matter and (iii) any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under the NGCL and ANYD's certificate of incorporation or bylaws shall be made by independent counsel mutually acceptable to ANYD and the Indemnified Party; provided, however, that ANYD shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld). The Indemnified Parties as a group may retain only one law firm with respect to each related matter except to the extent there is, in the opinion of counsel to an Indemnified Party, under applicable standards of professional conduct, c conflict on any significant issue between positions of any two or more Indemnified Parties.

       (b) In the event ANYD or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity or such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, proper provision shall be made so that the successors and assigns of ANYD shall assume the obligations set forth in this Section 4.11.

     (c) To the fullest extent permitted by law, from and after the Effective Time, all rights to indemnification now existing in favor of the employees, agents, directors or officers of ANYD and SHARECOM and their subsidiaries with respect to their activities as such prior to the Effective Time, as provided in ANYD's and SHARECOM's certificate of incorporation or bylaws, in effect on the date thereof or otherwise in effect on the date hereof, shall survive the Merger and shall continue in full force and effect for a period of not less than six years from the Effective Time.

     (d) The provisions of this Section 4.11 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her representatives.

     Section 4.12. Notification of Certain Matters. The parties hereto shall give prompt notice to the other parties, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time, (ii) any material failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, (iii) any notice of, or other communication relating to, a default or event which, with notice or lapse of time or both, would become a default, received by such party or any of its subsidiaries subsequent to the date of this Agreement and prior to the Effective Time, under any contract or agreement material to the financial condition, properties, businesses or results of operations of such party and its subsidiaries taken as a whole to which such party or any of its subsidiaries is a party or is subject, (iv) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, or (v) any material adverse change in their respective financial condition, properties, businesses, results of operations or prospects taken as a whole, other than changes resulting from general economic conditions; provided, however, that the delivery of any notice pursuant to this Section 4.12 shall not cure such breach or non-compliance or limit or otherwise affect the remedies available hereunder to the party receiving such notice.

                                  ARTICLE 5

                  Conditions to Consummation of the Merger

     Section 5.1. Conditions to Each Party's Obligations to Effect the Merger. The respective obligations of each party hereto to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

     (a) this Agreement shall have been approved and adopted by the requisite vote of the stockholders of ANYD and SHARECOM;

     (b) this Agreement shall have been approved and adopted by the Board of Directors of ANYD and SHARECOM;

     (c) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or United States governmental authority which prohibits, restrains, enjoins or restricts the consummation of the Merger;

     (d) any waiting period applicable to the Merger under the HSR Act shall have terminated or expired, and any other governmental or regulatory notices or approvals required with respect to the transactions contemplated hereby shall have been either filed or received; and

     (e) there shall be no more than 10% of the ANYD stockholders as dissenting stockholders.

     Section 5.2. Conditions to the Obligations of ANYD. The obligation of ANYD to effect the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

     (a) the representations of SHARECOM contained in this Agreement or in any other document delivered pursuant hereto shall be true and correct (except to the extent that the breach thereof would not have a Material Adverse Effect on SHARECOM) at and as of the Effective Time with the same effect as if made at and as of the Effective Time (except to the extent such representations specifically related to an earlier date, in which case such representations shall be true and correct as of such earlier date), and at the Closing SHARECOM shall have delivered to ANYD a certificate to that effect;

     (b) each of the covenants and obligations of SHARECOM to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and at the Closing SHARECOM shall have delivered to ANYD a certificate to that effect;

      (d) SHARECOM shall have obtained the consent or approval of each person whose consent or approval shall be required in order to permit the Merger as relates to any obligation, right or interest of SHARECOM under any loan or credit agreement, note, mortgage, indenture, lease or other agreement or instrument, except those for which failure to obtain such consents and approvals would not, in the reasonable opinion of ANYD, individually or in the aggregate, have a Material Adverse Effect on SHARECOM;

     (e) there shall have been no events, changes or effects with respect to SHARECOM or its subsidiaries having or which could reasonably be expected to have a Material Adverse Effect on SHARECOM; and

     (f) the ANYD Intellectual Property Rights referenced herein are transferred, along with the physical equipment related thereto, to the major creditor of ANYD (in addition to the payment of $90,000) in exchange for relieving ANYD of its obligation to repay $303,427.85 of loans.

     Section 5.3. Conditions to the Obligations of SHARECOM. The respective obligations of SHARECOM to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

     (a) the representations of ANYD contained in this Agreement or in any other document delivered pursuant hereto shall be true and correct (except to the extent that the breach thereof would not have a Material Adverse Effect on ANYD) at and as of the Effective Time with the same effect as if made at and as of the Effective Time (except to the extent such representations specifically related to an earlier date, in which case such representations shall be true and correct as of such earlier date), and at the Closing ANYD shall have delivered to SHARECOM a certificate to that effect;

     (b) each of the covenants and obligations of ANYD to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and at the Closing ANYD shall have delivered to SHARECOM a certificate to that effect;

     (c) there shall have been no events, changes or effects with respect to ANYD having or which could reasonably be expected to have a Material Adverse Effect on ANYD; and,

     (d) there shall have been a reverse split of 1:322 of ANYD's common stock.

                                  ARTICLE 6

                       Termination; Amendment; Waiver

     Section 6.1. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after approval and adoption of this Agreement by ANYD's or SHARECOM's stockholders:

     (a) by mutual written consent of ANYD and SHARECOM;

     (b) by SHARECOM or ANYD if (i) any court of competent jurisdiction in the United States or other United States Governmental Entity shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action is or shall have become nonappealable or (ii) the Merger has not been consummated by July 31, 2001; provided, however, that no party may terminate this Agreement pursuant to this clause (ii) if such party's failure to fulfill any of its obligations under this Agreement shall have been the reason that the Effective Time shall not have occurred on or before said date;

     (c) by ANYD if (i) there shall have been a breach of any representation or warranty on the part of SHARECOM set forth in this Agreement, or if any representation or warranty of SHARECOM shall have become untrue, in either case such that the conditions set forth in Section 5.2(a) would be incapable of being satisfied by July 31, 2001 (or as otherwise extended), (ii) there shall have been a breach by SHARECOM of any of their respective covenants or agreements hereunder having a Material Adverse Effect on SHARECOM or materially adversely affecting (or materially delaying) the consummation of the Merger, and SHARECOM, as the case may be, has not cured such breach within 20 business days after notice by ANYD thereof, provided that ANYD has not breached any of its obligations hereunder, (iii) ANYD shall have convened a meeting of its stockholders to vote upon the Merger and shall have failed to obtain the requisite vote of its stockholders; or (iv) ANYD shall have convened a meeting of its Board of Directors to vote upon the Merger and shall have failed to obtain the requisite vote;

     (d) by SHARECOM if (i) there shall have been a breach of any representation or warranty on the part of ANYD set forth in this Agreement, or if any representation or warranty of ANYD shall have become untrue, in either case such that the conditions set forth in Section 5.3(a) would be incapable of being satisfied by November 30, 1999 (or as otherwise extended),
(ii) there shall have been a breach by ANYD of its covenants or agreements hereunder having a Material Adverse Effect on ANYD or materially adversely affecting (or materially delaying) the consummation of the Merger, and ANYD, as the case may be, has not cured such breach within twenty business days after notice by SHARECOM thereof, provided that SHARECOM has not breached any of its obligations hereunder, (iii) the ANYD Board shall have recommended to ANYD's stockholders a Superior Proposal, (iv) the ANYD Board shall have withdrawn, modified or changed its approval or recommendation of this Agreement or the Merger or shall have failed to call, give notice of, convene or hold a stockholders' meeting to vote upon the Merger, or shall have adopted any resolution to effect any of the foregoing, (v) SHARECOM shall have convened a meeting of its stockholders to vote upon the Merger and shall have failed to obtain the requisite vote of its stockholders or (vi) ANYD shall have convened a meeting of its stockholders to vote upon the Merger and shall have failed to obtain the requisite vote of its stockholders.

     Section 6.2. Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 6.1, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or its affiliates, directors, officers or stockholders, other than the provisions of this Section 6.2 and Sections 4.7(c) and 6.3 hereof. Nothing contained in this Section 6.2 shall relieve any party from liability for any breach of this Agreement.

     Section 6.3. Fees and Expenses. Except as specifically provided in  this
Section 6.3, each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

     Section 6.4. Amendment. This Agreement may be amended by action taken by ANYD and SHARECOM at any time before or after approval of the Merger by the stockholders of ANYD and SHARECOM (if required by applicable law) but, after any such approval, no amendment shall be made which requires the approval of such stockholders under applicable law without such approval. This Agreement may not be amended, except by an instrument in writing signed on behalf of the parties hereto.

     Section 6.5. Extension; Waiver. At any time prior to the Effective Time, each party hereto may (i) extend the time for the performance of any of the obligations or other acts of any other party, (ii) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document, certificate or writing delivered pursuant hereto or (iii) waive compliance by any other party with any of the agreements or conditions contained herein. Any agreement on the part of any party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

                                  ARTICLE 7

                                Miscellaneous

     Section 7.1. Nonsurvival of Representations and Warranties. The representations and warranties made herein shall not survive beyond the Effective Time or a termination of this Agreement. This Section 7.1 shall not limit any covenant or agreement of the parties hereto which by its terms requires performance after the Effective Time.

     Section 7.2. Entire Agreement; Assignment. This Agreement (a) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings both written and oral, between the parties with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise.

     Section 7.3. Validity. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

     Section 7.4. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested), to each other party as follows:

  If to SHARECOM:

     SHARECOM, INC.
     1251 N. Sherwood Ln.
     Palatine, Il  60067-1884

  if to ANYD:

     ANONYMOUS DATA CORPORATION
     William Somers  MD.
     2780 South Jones
     Las Vegas, Nevada 89146

  with a copy to:

     Donald J. Stoecklein
     Stoecklein Law Group
     Emerald Plaza
     402 West Broadway, Suite 400
     San Diego, California 92101
     (619) 595-4882
     (619) 595-4883
     Email: djs@slgseclaw.com

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

     Section 7.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the principles of conflicts of law thereof.

     Section 7.6. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     Section 7.7. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and except as provided in Sections 4.9 and 4.11, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 7.8. Certain Definitions. For the purposes of this Agreement, the term:

     (a) "affiliate" means (except as otherwise provided in Sections 2.19, 3.19 and 4.13) a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person;

     (b) "business day" means any day other than a day on which Nasdaq is closed;

     (c) "capital stock" means common stock, preferred stock, partnership interests, limited liability company interests or other ownership interests entitling the holder thereof to vote with respect to matters involving the issuer thereof;

     (d) "knowledge'' or "known'' means, with respect to any matter in question, if an executive officer of ANYD or SHARECOM or its subsidiaries, as the case may be, has actual knowledge of such matter;

     (e) "person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other legal entity; and

     (f) "subsidiary" or "subsidiaries" of ANYD, SHARECOM or any other person, means any corporation, partnership, limited liability company, association, trust, unincorporated association or other legal entity of which ANYD, SHARECOM or any such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the capital stock, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

     Section 7.9. Personal Liability. This Agreement shall not create or be deemed to create or permit any personal liability or obligation on the part of any direct or indirect stockholder of ANYD, or SHARECOM or any officer, director, employee, agent, representative or investor of any party hereto.

     Section 7.10. Specific Performance. The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the Merger, will cause irreparable injury to the other parties for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party's obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder; provided, however, that, if a party hereto is entitled to receive any payment or reimbursement of expenses pursuant to Sections 6.3(a), (b) or (c), it shall not be entitled to specific performance to compel the consummation of the Merger.

     Section 7.11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

In Witness Whereof, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.


                                   SHARECOM, INC.

                                   By:/s/ Brad Nordling
                                    Name: Brad Nordling
                                    Title: President

                                   ANONYMOUS DATE CORP.

                                   By:William Somers
                                    Name: William Somers  MD
                                    Title: President

                          ANYD DISCLOSURE SCHEDULE
Schedule      2.1        Organization                       See       Amended
Articles/Bylaws/Minutes

Schedule 2.6   Consents & Approvals          None Required

Schedule 2.7   No Default                    Not Applicable

Schedule 2.8   No Undisclosed Liability      None Exist

Schedule 2.9   Litigation                    None Exist

Schedule  2.10   Compliance with Applicable Law      Not  Applicable  -  full
disclosed in 10KSB

Schedule 2.11 Employee Benefit Plans         Section 2.11(a) Not Applicable -
None Exist

                                   Section 2.11(b) No Benefit Plan Exist

                                   Section 2.11( c)No Options Exist

                                   Section 2.11(d) No Agreements Exist

Schedule 2.12 Environmental Laws and Regs.   Not Applicable

Schedule 2.13 Tax Matters                    None Exist

Schedule 2.14 Title to Property              None Exist

Schedule 2.15 Intellectual Property      None  Exist - See Recent  Assignment
                                   Effective Concurrent herewith.

Schedule 2.16 Insurance                 None Exist

Schedule   2.17    Vote  Required                  See  Shareholder   Meeting
Certificate

Schedule 2.18 Tax Treatment                  Not Applicable

Schedule 2.19 Affiliates                William Somers
                                   James Beecham

Schedule 2.20 Certain Business Practices          None Exist

Schedule 2.21 Insider Interest                    None Exist

Schedule 2.22 Opinion of Financial Adviser        Waived - None Exist

Schedule 2.23 Broker                         None Exist

Schedule 4.1 Conduct of Business             See Amended & Restated Articles

                        SHARECOM DISCLOSURE SCHEDULE
Schedule 3.2(b) Subsidiary Stock             None Exist

Schedule 3.2(c) Capital Stock Rights              None Exist other than as in
Articles

Schedule 3.2(d) Securities conversions       None Exist

Schedule 3.2 (f) Subsidiaries                None Exist

Schedule 3.6   Consents & Approvals          None Required

Schedule 3.7   No Default                    Not Applicable

Schedule 3.8   No Undisclosed Liability      None Exist

Schedule 3.9   Litigation                    None Exist

Schedule  3.10   Compliance with Applicable Law      Not  Applicable  -  full
disclosed in 10KSB

Schedule 3.11 Employee Benefit Plans         Section 3.11( c)No Options Exist

                                   Section 3.11(e) No Agreements Exist

Schedule 3.12 Environmental Laws and Regs    Not Applicable

Schedule 3.13 Tax Matters                    None Exist

Schedule 3.14 Title to Property              None Exist

Schedule 3.15(b) Intellectual Property       None Exist

Schedule 3.16 Insurance                 None Exist

Schedule   3.17    Vote  Required                  See  Shareholder   Meeting
Certificate

Schedule 3.18 Tax Treatment                  Not Applicable

Schedule 3.19 Affiliates                Brad Nordling
                                   Lynda Nordling
                                   Jim Dobbs
                                   Bill Alleman
                                   Doug Marrison

Schedule 3.20 Certain Business Practices          None Exist

Schedule 3.21 Insider Interest                    None Exist

Schedule 3.22 Opinion of Financial Adviser        Waived - None Exist

Schedule 2.23 Broker                         None Exist

Schedule 4.2 Conduct of Business             See Amended & Restated Articles

                                       APPENDIX B

                               SHARECOM, INC.

                            FINANCIAL STATEMENTS

                         DECEMBER 31, 2000 AND 1999

                               SHARECOM, INC.
                            FINANCIAL STATEMENTS
                         DECEMBER 31, 2000 AND 1999


                                    INDEX


                                                                 PAGE
                                                                NUMBER

Independent auditors' report                                      1

Balance sheets                                                    2

Statements of operations                                          3

Statement of stockholders' equity (deficiency)                    4

Statements of cash flows                                          5

Notes to financial statements                                   6 - 11

                  INDEPENDENT AUDITORS' REPORT



TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
 SHARECOM, INC.


We have audited the accompanying balance sheets of ShareCom, Inc. as of December 31, 2000 and 1999, and the related statements of operations, stockholders' equity (deficiency) and cash flows for the years then ended. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ShareCom, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.



                              MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                              Certified Public Accountants

Los Angeles, California
June 25, 2001

                               BALANCE SHEETS

                                                            December 31,
                                                            2000       1999
ASSETS
CURRENT ASSETS
Cash and cash equivalents                                    $288     $3,604
Accounts receivable, net of allowance for
  doubtful accounts of $7,000                              46,208          -
Inventory                                                  12,244          -
                                                          -------     ------
Total current assets                                       58,740      3,604

Property and equipment, net of accumulated
depreciation of $7,115 and $855                            41,125      7,695
Intangible assets, net of accumulated amortization
of $6,225                                                  31,125          -
                                                         --------   --------
TOTAL ASSETS                                             $130,990    $11,299
                                                         ========   ========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
CURRENT LIABILITIES
Accounts payable and accrued expenses                     $70,618    $14,500
Due to officer                                             55,989     12,482
                                                        ---------   --------
Total liabilities                                         126,607     26,982
                                                        ---------   --------
Commitments and contingencies                                   -          -

STOCKHOLDERS' EQUITY (DEFICIENCY)
Common stock - no par value; 10,000 shares                 24,000     12,000
authorized; 1,000 issued and outstanding
Accumulated deficit                                      (19,617)   (27,683)
                                                        --------------------
Total stockholders' equity (deficiency)                     4,383   (15,683)
                                                        --------------------
TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIENCY)                                      $130,990    $11,299
                                                        ====================

                               SHARECOM, INC.
                          STATEMENTS OF OPERATIONS

                                                        For the Year Ended
                                                           December 31,
                                                         2000         1999
REVENUE, net                                            $380,835     $87,817

COST OF GOODS SOLD                                       250,832      69,948
                                                       ---------------------
GROSS PROFIT                                             130,003      17,869
                                                       ---------------------
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
Domain fees                                                2,429           -
Outside sevices                                           27,187           -
Insurance expense                                          1,873           -
Bad debt expense                                           7,000           -
Depreciation and amortization expense                     12,485         855
Professional fees                                          8,295       4,952
Travel and entertainment expense                          14,605      18,114
Rent expense                                              12,000      12,000
Advertising expense                                        6,906       1,275
Other general and administrative expenses                 27,588       8,084
                                                       ---------------------
Total selling, general and administrative expenses       120,368      45,280
                                                       ---------------------
INCOME (LOSS) FROM OPERATIONS                              9,635    (27,411)

OTHER EXPENSES
Interest expense                                         (1,569)       (272)
                                                       ---------------------
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES            8,066    (27,683)

PROVISION FOR INCOME TAXES                                     -           -
                                                        --------------------
NET INCOME (LOSS)                                         $8,066   $(27,683)
                                                        ====================

                               SHARECOM, INC.
               STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
               FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999



                                                                  Total
                                                               Stockholders
                                   Common Stock   Accumulated    ' Equity
                                   Shares  Amount   Deficit    (Deficiency)
Balance  at  January  1,   1999
(Inception)                            -       $-          $-            $-

Net  Loss  for the  year  ended
December 31, 1999                      -        -    (27,683)       27,683)

Capital contributions              1,000   12,000           -        12,000
                                  -----------------------------------------
Balance at December 31, 1999       1,000   12,000    (27,683)      (15,683)

Net  income for the year  ended
December 31, 2000                      -        -       8,066         8,066

Capital contributions                  -   12,000           -        12,000
                                   ----------------------------------------
Balance at December 31, 2000       1,000  $24,000 $  (19,617)      $  4,383
                                   ========================================

                               SHARECOM, INC.
                          STATEMENTS OF CASH FLOWS

                                                        For the Year Ended
                                                           December 31,
                                                         2000        1999
CASH FLOW FROM OPERATING ACTIVITIES
  Net income (loss)                                     $  8,066  $(27,683)
  Adjustments to reconcile net loss to net cash
   (used in) provided by operating activities:
     Depreciation and amortization expense                12,485        855
     Bad debt expense                                      7,000          -
     Rent expense                                         12,000     12,000
  Changes in certain assets and liabilities:
   Increase in accounts receivable                      (53,208)          -
   Increase in inventory                                (12,244)          -
   Decrease in accounts payable and accrued expenses      56,118     14,500
                                                       --------------------
Total cash provided by (used in) operating activities     30,217      (328)
                                                       --------------------
CASH FLOWS FROM INVESTING ACTIVITIES
   Increase in property and equipment                   (39,690)    (8,550)
   Increase in intangible assets                        (37,350)          -
                                                        -------------------
Total cash used in investing activities                 (77,040)    (8,550)
                                                        -------------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Increase (decrease) in due to officer                  43,507     12,482
                                                        -------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS     (3,316)      3,604

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR              3,604          -
                                                        -------------------
CASH AND CASH EQUIVALENTS - END OF YEAR                  $   288    $ 3,604
                                                        ===================
CASH PAID DURING THE YEAR FOR:
   Interest expense                                       $    -   $      -
                                                        ===================
   Income taxes                                         $      -   $      -
                                                        ===================

NON CASH FINANCING ACTIVITIES:

During the years ended December 31, 2000 and 1999, the Company had $12,000 of rent expense contributed by a Shareholder of the Company, (see Note 2).

                               SHARECOM, INC.
                       NOTES TO  FINANCIAL STATEMENTS
                         DECEMBER 31, 2000 AND 1999


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          a)   Basis of Presentation
            The accompanying financial statements include the accounts of ShareCom, Inc. (the "Company"), organized under the laws of the State of Illinois on June 7, 2000. For the period from January 1, 1999 to June 6, 2000 the Company operated under the name 2 Way Talk, an unincorporated business.

          b)   Line of Business
            The Company is an Internet e-commerce company selling electronic products to end consumers through its 2WayTalk.com web site and its WeatherRadios.com website.

          c)   Use of Estimates
            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the periods presented. Actual results could differ from those estimates.

          d)   Revenue Recognition
            Revenue   is  recognized  based  upon  the  accrual   method   of
            accounting.   Revenue  is  recorded at  the  time  of  the  sale,
            usually upon shipment of the product.

          e)   Cash and Cash Equivalents
            The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

          f)   Concentration of Credit Risk
            The  Company  places its cash in what it believes to  be  credit-
            worthy  financial  institutions.   However,  cash  balances   may
            exceed FDIC insured levels at various times during the year.

          g)   Inventory
            Inventory is stated at the lower of cost or market utilizing the first-in, first-out method ("FIFO"). Inventory consists mainly of finished goods.

          h)   Property and Equipment
            Property  and  equipment  is stated  at  cost.   Depreciation  is
            computed using the straight-line method based upon the estimated useful lives of the various classes of assets.

                               SHARECOM, INC.
                       NOTES TO  FINANCIAL STATEMENTS
                         DECEMBER 31, 2000 AND 1999


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          i)   Intangible Assets
            Intangible  assets  consist  of  the  Company's  costs  for   the
            purchase of its domain names. The costs are being amortized over their estimated useful lives of three years.

            The Company periodically reviews the recoverability of the asset in accordance with SFAS 121, "Accounting for the Impairment of Long-Lived Assets and Assets to be Disposed of". The Company believes the asset is fully recoverable at December 31, 2000.

          j)   Income Taxes
            Income taxes are provided for based on the liability method of accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes". The liability method requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the reported amount of assets and liabilities and their tax basis.

          k)   Advertising Costs
            Advertising costs are expensed as incurred and included in selling, general and administrative expenses. For the years ended December 31, 2000 and 1999, advertising expense amounted to $6,906 and $1,275, respectively.

          l)   Fair Value of Financial Instruments
            The Company's financial instruments consist of cash, accounts receivable, inventory, accounts payable and accrued expenses. The carrying amounts of cash, accounts receivable and accounts payable and accrued expenses approximate fair value due to the highly liquid nature of these short-term instruments.

          m)   Long-Lived Assets
            SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company has adopted this statement and has determined that recognition of an impairment loss for applicable assets of continuing operations is not necessary.

                               SHARECOM, INC.
                       NOTES TO  FINANCIAL STATEMENTS
                         DECEMBER 31, 2000 AND 1999



NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

          n)   Stock-Based Compensation
            SFAS No. 123, "Accounting for Stock-Based Compensation", encourages, but does not require companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", and related Interpretations. Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee must pay to acquire the stock.

          o)   Comprehensive Income
            SFAS No. 130, "Reporting Comprehensive Income" establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of December 31, 2000 and 1999, the Company has no items that represent comprehensive income and, therefore, has not included a schedule of comprehensive income in the financial statements.

          p)   Computer Software Costs
            Statement of Position ("SOP") No. 98-1 specifies the appropriate accounting for costs incurred to develop or obtain computer software for internal use. The new pronouncement provides guidance on which costs should be capitalized, and over what period such costs should be amortized and what disclosures should be made regarding such costs. This pronouncement is effective for fiscal years beginning after December 15, 1998, but earlier application is acceptable. Previously capitalized costs will not be adjusted. The Company believes that it is already in substantial compliance with the accounting requirements as set forth in this new pronouncement, and therefore believes that adoption will not have a material effect on financial condition or operating results.

NOTE 2 -  RELATED PARTY TRANSACTIONS

          As of December 31, 2000 and 1999, the Company had the following related party transactions with a stockholder of the Company:

                               SHARECOM, INC.
                       NOTES TO  FINANCIAL STATEMENTS
                         DECEMBER 31, 2000 AND 1999



NOTE 2 -  RELATED PARTY TRANSACTIONS (continued)

          Office and Administrative Expense
      a) The Company neither owns nor leases any real or personal property. A stockholder provided office services for $1,000 per month, for the years ending December 31, 2000 and 1999 under an agreement expiring on January 2002. The cost of these office services, totaling $12,000 per year, has been recorded in the statement of operations, with a corresponding contribution to capital as of December 31, 2000 and 1999.

          Due to Related Parties
            b) As of December 31, 2000 and 1999, the Company has a payable due to an officer totaling $55,989 and $12,482, respectively. These amounts represent advances made to the Company by its
            Chief Executive Officer ("CEO") for various expenses. This payable bears interest at the rate of 5% per annum.

NOTE 3 -  PROPERTY AND EQUIPMENT

          Property and equipment is summarized as follows:

                                                       December 31,
                                                    2000       1999
          Computer hardware and equipment         $ 23,580   $   8,550
          Computer software                         24,660           -
                                                  --------------------
                                                    48,240       8,550
          Less:  Accumulated Depreciation          (7,115)       (855)
                                                  --------------------
          Property and Equipment, net             $ 41,125   $   7,695
                                                  ====================

          Depreciation expense for the years ended December 31, 2000 and 1999 was $7,115 and $855, respectively.
 .
NOTE 4 -  COMMITMENTS AND CONTINGENCIES

          The Company leases office space in Chicagi, Illinois under an operating lease expiring January 2002. Minimum monthly payments under the lease total $1,000. (See note 2)

          Rent  expense  under operating leases for the years ended  December
          31,   2000   and  1999,  was  approximately  $12,000  and  $12,000,
          respectively. (See note 2)

                               SHARECOM, INC.
                       NOTES TO  FINANCIAL STATEMENTS
                         DECEMBER 31, 2000 AND 1999



NOTE 5 -  INCOME TAXES

          The components of the provision for income taxes are as follows:

                                                       December 31,
                                                    2000       1999
      Current Tax Expense
            U.S. Federal                          $      -   $       -
            State and Local                              -           -
          Total Current                                  -           -

          Deferred Tax Expense
            U.S. Federal                                 -           -
            State and Local                              -           -
          Total Deferred                                 -           -

          Total Tax Provision (Benefit) from
           Continuing Operations                  $      -   $       -

          The reconciliation of the effective income tax rate to the Federal statutory rate is as follows for the years ended December 31, 2000 and 1999:

          Federal Income Tax Rate             (     34.0)%
          Effect of Valuation Allowance             34.0%
          Effective Income Tax Rate                  0.0%

          At December 31, 2000 and 1999, the Company had net carryforward losses of approximately $19,617 and $27,683, respectively. Because of the current uncertainty of realizing the benefit of the tax carryforwards, a valuation allowance equal to the tax benefit for deferred taxes has been established. The full realization of the tax benefit associated with the carryforwards depends predominantly upon the Company's ability to generate taxable income during the carryforward period.

          Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

                               SHARECOM, INC.
                       NOTES TO  FINANCIAL STATEMENTS
                         DECEMBER 31, 2000 AND 1999



NOTE 5 -  INCOME TAXES (continued)

                                                       December 31,
                                                    2000       1999
          Deferred Tax Assets
            Loss Carryforwards                    $  9,400   $       -
             Less:  Valuation Allowance         (    9,400)         (-)
                                                -----------------------
          Net Deferred Tax Assets                 $      -   $       -
                                                =======================

          Net  operating loss carryforwards expire starting in  2007  through
          2014.   Per  year  availability is subject to change  of  ownership limitations under Internal Revenue Code Section 382.

NOTE 6 -  SUBSEQUENT EVENTS

          On June 1, 2001, the Company entered into an agreement and plan of merger with Anonymous Data Corporation ("ANYD"), a Nevada corporation. Following the merger, ANYD shall continue as the surviving corporation, shall continue to be governed by the laws of its incorporation and the separate corporate existence of the Company shall cease. At the time of the merger each share of the Company's common stock shall be converted into 14,000 shares of ANYD's common stock. As of June 25, 2001, this agreement has not been finalized.